UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Marathon Oil Corporation
(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2016 ANNUAL MEETING
MARATHON OIL CORPORATION PROXY STATEMENT
ANNUAL MEETING
Wednesday, May 25, 2016
10:00 a.m. Central Time
Conference Center Auditorium
Marathon Oil Tower
5555 San Felipe Street
Houston, Texas 77056
MEETING HOURS
Registration 9:00 a.m.
Meeting 10:00 a.m.
Please vote promptly by:

•	telephone,

•	the Internet, or

•	marking, signing and returning your proxy or voting instruction card.

Marathon Oil Corporation 5555 San Felipe Street Houston, TX 77056	Lee M. Tillman President and Chief Executive Officer
April 7, 2016
Dear Marathon Oil Corporation Stockholder,
Your Board of Directors and management cordially invites you to attend our 2016 Annual Meeting of Stockholders, to be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Street, Houston, Texas, on Wednesday, May 25, 2016 at 10:00 a.m. Central Time.
We are making our proxy materials accessible over the Internet, which allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. Please read the Proxy Statement for more information about how to access the proxy materials over the Internet.
On April 13, 2016, we plan to mail to our U.S. stockholders a notice explaining how to:

•	access our 2016 Proxy Statement and 2015 Annual Report;

•	request a printed copy of these materials; and

•	vote online.
All other stockholders will continue to receive copies of the Proxy Statement and Annual Report by mail. You can find information about the matters to be voted on at the meeting in the 2016 Proxy Statement.
Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.
Sincerely,
Lee M. Tillman
President and Chief Executive Officer

MARATHON OIL CORPORATION
Notice of 2016 Annual Meeting of Stockholders
Dear Stockholders,
You are invited to attend Marathon Oil Corporation’s 2016 Annual Meeting of Stockholders, to be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Street, Houston, Texas 77056 on Wednesday, May 25, 2016 at 10:00 a.m. Central Time.
The meeting will be held for the following purposes:

Œ	To elect eight directors to serve until the 2017 Annual Meeting;
	To ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for 2016;
Ž	To approve on an advisory basis our 2015 named executive officer compensation;
	To approve the 2016 Incentive Compensation Plan; and
	To act on any other matters properly brought before the meeting.
You are entitled to vote if you were a stockholder of record on March 28, 2016. If you plan to attend the meeting, you will need to show proof of your stock ownership, such as a recent account statement, letter or proxy from your broker or other intermediary, along with a photo identification.
By order of the Board of Directors,
Sylvia J. Kerrigan
Executive Vice President, General Counsel and Secretary
April 7, 2016

Your vote is very important. Please vote right away, even if you plan to attend the Annual Meeting, to ensure your vote is counted. There are four ways to vote:
INTERNET Visit www.proxyvote.com or scan the QR code on your Notice or proxy card with a smart phone. You will need the 16-digit number included in your Notice, proxy card or voting instructions.	TELEPHONE Dial 1-800-690-6903 and follow the recorded instructions. You will need the 16-digit number included in your Notice, proxy card or voting instructions.	MAIL If you received a proxy card by mail, send your completed and signed proxy card in the envelope provided.	IN PERSON You may vote in person at the Annual Meeting.

PROXY STATEMENT

MARATHON OIL | 2016 PROXY STATEMENT

Q&A ABOUT THE ANNUAL MEETING
When and where is the Annual Meeting?
The 2016 Annual Meeting of Stockholders (“Annual Meeting”) will be held in the Conference Center Auditorium of the Marathon Oil Tower, 5555 San Felipe Street, Houston, Texas 77056 on Wednesday, May 25, 2016 at 10:00 a.m. Central Time.
Who may vote?
You may vote if you held Marathon Oil Corporation (“Marathon Oil” or “Company”) common stock at the close of business on March 28, 2016, the record date for the meeting. Each share of common stock is entitled to one vote. As of the record date, there were 847,739,667 shares of Marathon Oil common stock outstanding and entitled to vote.
Who is soliciting my vote?
Our Board of Directors (the “Board”) is soliciting your proxy to vote your shares at the Annual Meeting. In connection with this solicitation, we mailed a Notice Regarding the Availability of Proxy Materials (“Notice”) to our stockholders on or about April 13, 2016. You may access the proxy materials on the Internet or request a printed set of the proxy materials by following the instructions in the Notice.
What is included in the proxy materials for the Annual Meeting?
The proxy materials include the Notice, this Proxy Statement, and our 2015 Annual Report. If you requested printed versions by mail, the proxy materials also include the proxy card or voting instructions. The proxy materials are being distributed and made available on or about April 13, 2016.
What am I voting on and how does the Board recommend that I vote?

Proposal		More Information	Board Recommendation
PROPOSAL 1	Election of Directors	Page 4	FOR each nominee
PROPOSAL 2	Ratification of Independent Auditor for 2016	Page 49	FOR
PROPOSAL 3	Advisory Vote to Approve the Compensation of Our Named Executive Officers	Page 51	FOR
PROPOSAL 4	Approval of 2016 Incentive Compensation Plan	Page 52	FOR
How do I vote?
There are four ways to vote:

INTERNET	Vote by Internet at www.proxyvote.com or scan the QR code on your Notice or proxy card with a smart phone. You will need the 16-digit number included in your Notice, proxy card or voting instructions.
TELEPHONE	Vote by phone by dialing 1-800-690-6903 and following the recorded instructions. You will need the 16-digit number included in your Notice, proxy card or voting instructions.
MAIL	If you received a proxy card by mail, send your completed and signed proxy card in the envelope provided.
IN PERSON	You may vote in person at the Annual Meeting.

MARATHON OIL | 2016 PROXY STATEMENT 1

To be counted, votes by Internet, telephone or mail must be received by 11:59 p.m. Eastern Time on May 24, 2016, for shares held by registered holders directly, and by 11:59 p.m. Eastern Time on May 22, 2016 for shares held in the Marathon Oil Company Thrift Plan.
If I am a beneficial owner of Marathon Oil shares, how do I vote?
If you are a beneficial owner of Marathon Oil common stock held in street name, you should have received either a Notice or a voting instruction card with these proxy materials from the record owner of the shares. Follow the instructions in the Notice or the voting card to vote by mail, telephone or Internet. To vote in person at the Annual Meeting, you must obtain a valid proxy from the record owner. Follow your broker’s instructions to obtain this proxy.
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We provide our proxy materials over the Internet. Unless you request a printed copy of the proxy materials or reside outside the United States, we will send you a Notice explaining how to access the proxy materials over the Internet or to request a printed copy. You can request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.
May I change my vote?
If you are a record holder of Marathon Oil common stock, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by:

•	voting again by telephone or over the Internet;

•	sending us a signed and dated proxy card dated later than your last vote;

•	notifying the Secretary of Marathon Oil in writing; or

•	voting in person at the meeting.
How many votes are needed to approve each of the proposals?
Directors will be elected by a majority of the votes cast. To be elected, the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director. Abstentions will have no effect in director elections.
Each other proposal will require the affirmative vote of a majority of the shares of common stock represented in person or by proxy at the meeting and entitled to vote. Abstentions will have the same effect as a vote against such proposal. Broker non-votes are not counted as either votes for or votes against a proposal.
What are broker non-votes?
Brokers may vote on routine matters, such as ratification of the independent auditor, without customer voting instructions. However, brokers may not vote on non-routine matters, such as the election of directors or approval of executive compensation, without customer voting instructions. Broker-held shares that are not voted on non-routine matters are referred to as broker non-votes.
How many votes are needed for a quorum?
Under our By-laws, a quorum is one third of the voting power of the outstanding shares entitled to vote. Both abstentions and broker non-votes are counted in determining that a quorum is present for the meeting.
Will my vote be confidential?
The voting records of employee stockholders are confidential. Otherwise, voting records are not confidential, except as necessary to meet legal requirements and in other limited circumstances such as proxy contests.

2     MARATHON OIL | 2016 PROXY STATEMENT

Who pays for the proxy solicitation related to the meeting?
We do. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies by telephone, in person or by other means. They will receive no additional compensation for this work. We will arrange for brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of common stock, and we will reimburse them for reasonable out-of-pocket expenses incurred in connection with forwarding the material.
How will other matters raised at the meeting be voted?
If any matters other than those on the proxy card are presented at the meeting, the proxy committee will vote on them using its best judgment. Under our By-laws, notice of any matter to be presented by a stockholder for a vote at the meeting must have been received by our corporate Secretary between November 19, 2015 and December 19, 2015, accompanied by certain information about the stockholder presenting it. We have not received notice of any matter to be presented other than those on the proxy card.
If I want to submit a stockholder proposal for consideration at the 2017 Annual Meeting, when is that proposal due?
Stockholder proposals submitted for inclusion in our 2017 Proxy Statement must be received in writing by our corporate Secretary no later than the close of business on December 14, 2016. Stockholder proposals submitted outside the process for inclusion in the Proxy Statement must be received in writing by our corporate Secretary on or after December 14, 2016 and no later than the close of business on January 13, 2017 and must be accompanied by certain information about the stockholder making the proposal, in accordance with our By-laws.
If I want to nominate a director for consideration at the 2017 Annual Meeting, when is that nomination due?
Eligible stockholders may nominate a candidate for election to the Board for inclusion in our 2017 Proxy Statement in accordance with the “proxy access” provisions of our By-laws. Stockholder nominations for director submitted for inclusion in our 2017 Proxy Statement must be received in writing by our corporate Secretary on or after December 14, 2016, and no later than the close of business on January 13, 2017, and must otherwise comply with all of the requirements of the By-laws.
Stockholder nominations for director submitted outside the “proxy access” process must be received in writing by our corporate Secretary on or after December 14, 2016, and no later than the close of business on January 13, 2017, and must otherwise comply with all of the requirements of the By-laws.
Will I receive more than one copy of the proxy materials if multiple stockholders share my address?
Unless we have received contrary instructions from one or more of the stockholders sharing your address, we will send only one set of proxy materials to your household. Upon oral or written request, we will promptly send a separate copy of the proxy materials to any stockholder at your address. To request separate or single delivery of these materials now or in the future, call us at 1-866-984-7755 or write to us at Marathon Oil Corporation, Investor Relations Office, 5555 San Felipe Street, Houston, Texas, 77056-2701.

MARATHON OIL | 2016 PROXY STATEMENT 3

PROPOSAL 1: ELECTION OF DIRECTORS
Under our Restated Certificate of Incorporation, directors are elected for terms expiring at the next succeeding Annual Meeting of stockholders. We have eight nominees for director whose terms expire in 2016. Each director is nominated for a one-year term expiring at the 2017 Annual Meeting.
Directors are elected by a majority of votes cast. For a director to be elected, the number of shares cast FOR a director must exceed the number of votes cast AGAINST that director. Abstentions will have no effect in director elections. If any nominee for whom you have voted becomes unable to serve, your proxy may be voted for another person designated by the Board.
Our By-laws require any incumbent who does not receive sufficient votes to promptly tender his or her resignation to the Board. Our Corporate Governance and Nominating Committee will recommend to the Board whether to accept or reject the tendered resignation or take other action. The Board will act on the tendered resignation, taking into account the Corporate Governance and Nominating Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within 90 days after certification of the election results. In the event of a vacancy, the Board may fill the position or decrease the size of the Board.

DIRECTOR QUALIFICATIONS AND NOMINATIONS
Our Corporate Governance Principles set forth the process for director selection and director qualifications. In summary, the chairman of the Corporate Governance and Nominating Committee, the Chairman of the Board, the CEO, and the secretaries of the Compensation Committee and Corporate Governance and Nominating Committee should work with a third-party professional search firm to review director candidates and their credentials. At least one member of the Corporate Governance and Nominating Committee, the Chairman of the Board and the CEO should meet with the director candidate. This screening process applies to nominees recommended by the Corporate Governance and Nominating Committee, as well as nominees recommended by our stockholders in accordance with our By-laws or applicable law. Selection of new directors includes an evaluation of their independence, as discussed below under “Director Independence,” their business or professional experience, their integrity and judgment, their record of public service, their ability to devote sufficient time to the affairs of the Company, the diversity of backgrounds and experience they will bring to the Board, and the Company’s needs at that particular time. Directors should also be individuals of substantial accomplishment with demonstrated leadership capabilities, and they should represent all stockholders rather than any special interest group or constituency.
Eligible stockholders may nominate a candidate for election to the Board for inclusion in our 2017 Proxy Statement in accordance with the “proxy access” provisions of our By-laws. Nominations must be received in writing by our corporate Secretary at least 90 days, but not more than 120 days, before the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting, and must otherwise comply with all of the requirements of the By-laws. Stockholder nominations for director submitted outside the “proxy access” process must be received in writing by our corporate Secretary at least 90 days, but not more than 120 days, before the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s Annual Meeting, and must otherwise comply with all of the requirements of the By-laws.

4     MARATHON OIL | 2016 PROXY STATEMENT

DIRECTOR INDEPENDENCE
In accordance with applicable laws, regulations, our Corporate Governance Principles and the rules of the New York Stock Exchange (“NYSE”), the Board must affirmatively determine the independence of each director and director nominee. The Corporate Governance and Nominating Committee considers all relevant facts and circumstances including, without limitation, transactions during the previous year between the Company and the director directly, immediate family members of the director, organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Corporate Governance and Nominating Committee further considers whether the transactions were at arm’s length in the ordinary course of business and whether the transactions were consummated on terms and conditions similar to those of unrelated parties. The Committee then makes a recommendation to the Board with respect to the independence of each director and director nominee.
In assessing the independence of each director who served on the Board during 2015, the Corporate Governance and Nominating Committee considered: royalty payments received by a subsidiary of the Company from a subsidiary of Peabody Energy Corporation, at which Mr. Boyce served as chairman and chief executive officer; contributions to the University of Wyoming Foundation, of which Mr. Deaton is a board member, made pursuant to a commitment entered into before Mr. Deaton joined the Board; contributions to Rensselaer Polytechnic Institute, of which Ms. Jackson is president; royalty interests paid to family members and/or trusts affiliated with Mr. Deaton; and contributions to non-profit organizations of which Messrs. Deaton and Lader or their immediate family members are affiliates.
Based on these considerations, the standards in our Corporate Governance Principles and the recommendation of the Corporate Governance and Nominating Committee, the Board determined that the following directors are independent:

Gaurdie E. Banister, Jr.	Chadwick C. Deaton	Michael E.J. Phelps
Gregory H. Boyce	Marcela E. Donadio	Dennis H. Reilley
Pierre Brondeau (former director)	Philip Lader	Shirley Ann Jackson (former director)
As CEO of the Company, Mr. Tillman is not independent.

DIRECTOR DIVERSITY
The Corporate Governance and Nominating Committee is responsible for reviewing with the Board the appropriate skills and characteristics required of Board members in the context of the Board’s current make-up. When we have an opening on the Board, we will always look at a diverse pool of candidates, considering each candidate’s business or professional experience, demonstrated leadership ability, integrity and judgment, record of public service, diversity, financial and technological acumen and international experience. We view and define diversity in its broadest sense, which includes gender, ethnicity, age, education, experience and leadership qualities.
Of the eight director nominees, one is an officer of Marathon Oil, five have top executive experience with a wide variety of businesses, one has extensive audit and public accounting experience, and one has a distinguished career as an international business leader and diplomat. Each nominee’s background and qualifications are discussed further on the following pages.

MARATHON OIL | 2016 PROXY STATEMENT 5

NOMINEES FOR DIRECTOR | TERMS EXPIRE 2017
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE

Mr. Banister, 58, retired as president and CEO of Aera Energy LLC (an oil and gas exploration and production company jointly owned by Shell Oil Company and ExxonMobil) in July 2015, having served in that position since 2007. Prior to Aera Energy, he served in executive level positions at Shell Oil, as technical vice president, Upstream Asia Pacific from 2005 until 2007 overseeing drilling and development activities in Southeast Asia, Australia and New Zealand. From 2003 to 2005 Mr. Banister was technical vice president, Upstream Americas, where he championed innovative capital cost approaches to major projects and from 2001 to 2003 served as vice president of Business Development and Technology. He was president USA and executive vice president of Shell Services EP Gas and Power from 1998 to 2001. Mr. Banister joined Shell Oil in 1980 as an offshore facilities engineer. Mr. Banister is lead independent director of the Board of Directors of Tyson Foods, Inc. He also serves as trustee of the South Dakota School of Mines and Technology Foundation. He previously served on the executive committee of the California Chamber of Commerce, the advisory board of the Chancellor of the California State University System, the board of the Western States Petroleum Association and is past chair of the board of the United Way of Kern County. Mr. Banister holds a B.S. in metallurgical engineering from the South Dakota School of Mines and Technology and received an honorary doctorate degree in arts and sciences from Fort Valley State University.
Through his position as president and CEO of an oil and gas exploration and production company and his 35 years working in the oil and gas industry with experience in onshore and offshore operations, global shared services, strategic planning, engineering and technology, Mr. Banister has gained valuable knowledge, experience and management leadership regarding many of the same issues that we face as a publicly-traded company in the oil and gas industry, as well as insight into key issues faced by our international operations.

Gaurdie E. Banister, Jr. Director since 2015 Independent

Mr. Boyce, 61, retired as Executive Chairman of Peabody Energy Corporation (a private-sector coal company) in December 2015. He was named Chief Executive Officer Elect in 2005, and served as Chief Executive Officer from 2006 until 2015. Mr. Boyce was President of Peabody from 2003 to 2008 and was Chief Operating Officer from 2003 to 2005. He was a director of Peabody since 2005, was appointed Chairman in 2007 and Executive Chairman in 2015. From 2000 to 2003, Mr. Boyce served as Chief Executive Officer-Energy of Rio Tinto plc (an international natural resource company). He served as President and Chief Executive Officer of Kennecott Energy Company from 1994 to 1999 and as President of Kennecott Minerals Company from 1993 to 1994, having served in positions of increasing responsibility with Kennecott since 1984. Mr. Boyce serves on the board of directors of Monsanto Company (a multinational agrochemical and agricultural biotechnology company) and Newmont Mining Corporation (a world-leading gold producer). He is past chairman of the National Mining Association, served on the board of directors of the U.S.-China Business Council, and is a member of the Business Council. Mr. Boyce is past Chairman of the Coal Industry Advisory Board of the International Energy Agency, and a member of the National Coal Council. He serves on the board of trustees of Washington University of St. Louis, the Advisory Council of the University of Arizona’s Lowell Institute of Mineral Resources, and the School of Engineering and Applied Science National Council at Washington University. Mr. Boyce holds a B.S. in mining engineering from the University of Arizona and completed the Advanced Management Program from the Graduate School of Business at Harvard University.
Mr. Boyce’s former role as a chief executive officer has provided him with experience running a major corporation with international operations, including developing strategic insight and direction for his company, and exposed him to many of the same issues we face in our business, including markets, competitors, operational, regulatory, technology and financial matters.

Gregory H. Boyce Director since 2008 Independent

6     MARATHON OIL | 2016 PROXY STATEMENT

NOMINEES FOR DIRECTOR | TERMS EXPIRE 2017
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE

Mr. Deaton, 63, retired as Executive Chairman of the Board of Baker Hughes Incorporated (an oilfield services company) in April 2013, having served in that position since 2012 and as Chairman of the Board from 2004 to 2012. He served as Chief Executive Officer of Baker Hughes from 2004 through 2011, and as President from 2008 through 2010. Prior to joining Baker Hughes, Mr. Deaton was President and Chief Executive Officer of Hanover Compressor Company from 2002 through 2004. He was a Senior Advisor to Schlumberger Oilfield Services from 1999 to September 2001 and was an Executive Vice President from 1998 to 1999. Mr. Deaton serves on the boards of directors of Ariel Corporation (a privately held gas compressor equipment manufacturer), Air Products and Chemicals, Inc. (an industrial gas and chemical supplier), CARBO Ceramics Inc. (an oil and gas production enhancement company) and Transocean Ltd. (an offshore drilling contractor). Mr. Deaton is a member of the Society of Petroleum Engineers. He also serves on the board of the University of Wyoming Foundation and on the Wyoming Governor’s Engineering Task Force. Mr. Deaton earned a Bachelor of Science in Geology from the University of Wyoming.
Mr. Deaton’s over 30 years of executive and management experience in the energy business, including over 15 years of senior executive experience in the oilfield services industry, provides him valuable knowledge, experience and management leadership regarding many of the same issues that we face as a publicly-traded company in the oil and gas industry. His service on the boards of other publicly-traded companies has provided him exposure to different industries and approaches to governance.

Chadwick C. Deaton Director since 2014 Independent

Ms. Donadio, 61, retired as a partner of Ernst & Young LLP (a multinational professional services firm) in 2014. Prior to her retirement, Ms. Donadio was Americas Oil & Gas Sector Leader for Ernst & Young LLP from 2007, with responsibility for one of Ernst & Young’s significant industry groups helping set firm strategy for oil and gas industry clients in the United States and throughout the Americas. Ms. Donadio joined Ernst & Young LLP in 1976, and from 1989 served as an audit partner for multiple companies in the oil and gas industry. During her tenure as a partner with Ernst & Young LLP, Ms. Donadio held various energy industry leadership positions. She has audit and public accounting experience with a specialization in domestic and international operations in all segments of the energy industry. Ms. Donadio is a member of the Board of Directors of National Oilwell Varco, Inc. (an oilfield products and services company). She is also a member of the Board of Directors of Theatre Under the Stars, a trustee for the Great Commission Foundation of the Episcopal Diocese of Texas, a member of the Corporation Development Committee of the Massachusetts Institute of Technology, and a member of the Dean's Advisory Council for the E. J. Ourso College of Business at Louisiana State University. Ms. Donadio holds a B.S. in accounting from Louisiana State University and is a licensed certified public accountant in the State of Texas.
Ms. Donadio’s comprehensive knowledge of public company financial reporting regulations and compliance requirements contributes valuable expertise to our Board. She also has a deep understanding of the strategic issues affecting companies in the oil and gas industry. In addition, her extensive audit and public accounting experience in the energy industry, both domestic and international, uniquely qualifies her to serve as a member of our Audit and Finance Committee.

Marcela E. Donadio Director since 2014 Independent

MARATHON OIL | 2016 PROXY STATEMENT 7

NOMINEES FOR DIRECTOR | TERMS EXPIRE 2017
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE

Ambassador Lader, 70, served from 2001 to June 2015 as non-executive Chairman of WPP plc, a global advertising and communications services company, which includes J. Walter Thompson, Ogilvy & Mather, Young & Rubicam, Hill & Knowlton, Grey Global and Burson-Marsteller, among other international marketing and media services companies. He also serves as a senior advisor to Morgan Stanley (a financial services company) and Palantir Technologies (a private analytic data technology company), and is a partner in the law firm of Nelson, Mullins, Riley & Scarborough. Ambassador Lader served as U.S. Ambassador to the Court of St. James from 1997 through 2001, and was Assistant to the President and White House Deputy Chief of Staff, Deputy Director of the Office of Management and Budget, and Administrator of the U.S. Small Business Administration. His former service includes as President of Sea Pines Company, Executive Vice President of Sir James Goldsmith’s U.S. holding company, and president of universities in Australia and South Carolina. He also serves on the boards of directors of AES Corporation (a global power company) and United Company RUSAL Plc (a global aluminum producer). Ambassador Lader is a member of the Board of Trustees of RAND Corporation, previously serving as Vice Chairman, and is also a member of the Board of Trustees of The Atlantic Council, as well as a member of the Council on Foreign Relations. Within the past five years, Ambassador Lader also served on the board of directors of Lloyd’s of London. He holds a B.A. from Duke University (Phi Beta Kappa), an M.A. from the University of Michigan and a J.D. from Harvard Law School, completed graduate studies in law at Oxford University and has been awarded honorary doctorates by 14 universities and colleges.
Through his service as chairman of the world’s largest marketing and media services company, senior-level U.S. government appointments, partner at a major law firm and other appointments and positions, Ambassador Lader has valuable knowledge and experience managing many of the key issues we face as a publicly-traded company. He has extensive experience with public policy matters, which uniquely qualify him to serve as Chairman of our Health, Environmental, Safety and Corporate Responsibility Committee.

Philip Lader Director since 2002 Independent

Mr. Phelps, 68, is chairman and founder of Dornoch Capital, Inc., a private investment company. Prior to forming Dornoch, he served as chairman and CEO of Westcoast Energy, Inc. (a natural gas company) from 1992 to 2002, as chief financial officer from 1987 to 1989, and as a corporate development executive from 1982 to 1987. Mr. Phelps serves on the board of directors of Spectra Energy Corporation (a pipeline and midstream company). He also serves as a director of Vancouver General Hospital Foundation, having previously served as Chair from 2010 to 2012. Within the past five years, he also served on the boards of directors of Canadian Pacific Railway Company and Prodigy Gold Incorporated (formerly Kodiak Exploration Ltd.). He is a member of the North American Advisory Board of the London School of Economics and is a Special Advisor to Nomura Canada, Inc. Mr. Phelps holds a B.A. in economics and history and an LL.B. from the University of Manitoba, an LL.M. from the London School of Economics and Political Science in London, and has been awarded honorary doctorates by three universities.
Through his positions as chairman and founder of a private investment company, chairman and CEO of a natural gas company with international operations, and other executive and management positions, Mr. Phelps has valuable experience with key issues faced by international operations. His experience on the boards of several other publicly-traded companies has given him exposure to a variety of industries and approaches to governance.

Michael E. J. Phelps Director since 2009 Independent

8     MARATHON OIL | 2016 PROXY STATEMENT

NOMINEES FOR DIRECTOR | TERMS EXPIRE 2017
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE

Mr. Reilley, 63, is non-executive Chairman of the Board of Marathon Oil Corporation. He served as chairman of Praxair, Inc. (a provider of gases and coatings) from 2006 to 2007, as chairman and chief executive officer in 2006, and as chairman, president and chief executive officer from 2000 to 2006. Prior to joining Praxair, Mr. Reilley served as executive vice president and chief operating officer of E. I. Du Pont de Nemours & Company since 1999, having served in positions of increasing responsibility with DuPont and Conoco, Inc. (which was acquired by DuPont in 1981) since joining Conoco in 1975 as a pipeline engineer. Mr. Reilley is a founding member and partner of Trian Advisory Partners (an advisory group for Trian Fund Management, L.P.). He also serves on the board of directors of Dow Chemical Company (a provider of specialty chemicals). Within the past five years, Mr. Reilley also served on the boards of directors of Covidien Ltd., having served as non-executive chairman of Covidien from 2007 through 2008 and H. J. Heinz Co. He is a former Chairman of the American Chemistry Council. Mr. Reilley holds a B.S. in finance from Oklahoma State University.
Mr. Reilley has over 35 years of executive and management experience in the oil, petrochemical and chemical industries. His service as chairman, president and CEO of Praxair and other executive and management positions, has provided valuable experience in managing many of the major issues that we face as a publicly-traded company in the oil and gas industry. His service on other publicly-traded company boards has given him valuable insight and exposure to a variety of industries and approaches to governance.

Dennis H. Reilley Director since 2002 Independent

Mr. Tillman, 54, became a director, President and Chief Executive Officer of Marathon Oil on August 1, 2013. Prior to joining Marathon Oil, he served as vice president of engineering for ExxonMobil Development Company (a project design and execution company), where he was responsible for all global engineering staff engaged in major project concept selection, frontend design and engineering. He served as North Sea production manager and lead country manager for subsidiaries of ExxonMobil in Stavanger, Norway, from 2007 and 2010, and as acting vice president, ExxonMobil Upstream Research Company from 2006 to 2007. Mr. Tillman began his career in the oil and gas industry at Exxon Corporation in 1989 as a research engineer and has extensive operations management and leadership experience that has included assignments in Jakarta, Indonesia; Aberdeen, Scotland; Stavanger, Norway; Malabo, Equatorial Guinea; Dallas and New Orleans. He is a board member of the American Petroleum Institute, American Exploration & Production Council and the Greater Houston Partnership, a member of the University of Houston Energy Advisory Board and the Chemical and Engineering Advisory Councils of Texas A&M University. He is also a member of the National Petroleum Council, the Business Roundtable and the Society of Petroleum Engineers. Mr. Tillman serves as a member of the Celebration of Reading Committee within the Barbara Bush Houston Literacy Foundation. He also is a member of the advisory board and currently president of Spindletop Charities. Mr. Tillman holds a B.S. in chemical engineering from Texas A&M University and a Ph.D. in chemical engineering from Auburn University.
As our President and Chief Executive Officer, Mr. Tillman sets our Company’s strategic direction under the Board’s guidance. He has extensive knowledge and experience in global operations, project execution and leading edge technology in the oil and gas industry gained through his executive and management positions with our Company and ExxonMobil. His knowledge and hands-on experience with the day-to-day issues affecting our business provide the Board with invaluable information necessary to direct the business and affairs of our Company.

Lee M. Tillman Director since 2013 Management/Non-Independent

MARATHON OIL | 2016 PROXY STATEMENT 9

CORPORATE GOVERNANCE

BOARD OF DIRECTORS
Our business and affairs are managed under the direction of the Board, currently comprised of eight directors. The Board met eight times in 2015. Attendance for Board and committee meetings was 97% for the full year. Under our Corporate Governance Principles, directors are expected to attend the Annual Meeting of Stockholders. All of our then-current directors attended the 2015 annual meeting.
Our Corporate Governance Principles require our non-employee directors to meet at regularly scheduled executive sessions. An offer of an executive session is extended to non-employee directors at each regularly scheduled Board meeting. In 2015, the non-employee directors held eight executive sessions.

COMMITTEES OF THE BOARD
The Board has four standing committees: (i) the Audit and Finance Committee, (ii) the Compensation Committee, (iii) the Corporate Governance and Nominating Committee, and (iv) the Health, Environmental, Safety and Corporate Responsibility Committee. Each committee is comprised solely of independent directors as defined under the rules of the New York Stock Exchange (“NYSE”). Each committee’s written charter, adopted by the Board, is available on our website at http://www.marathonoil.com/Investor_Center/Corporate_Governance/.
The following tables show each committee’s membership, principal functions and number of meetings in 2015.

Audit and Finance Committee(1)
Michael E.J. Phelps, Chair Members: Gaurdie E. Banister, Jr.(2) Gregory H. Boyce Pierre Brondeau(3) Marcela E. Donadio Shirley Ann Jackson(4) Meetings in 2015: 6
• Appoints, compensates and oversees the work of the independent auditor.
• Reviews and approves in advance all audit, audit-related, tax and permissible non-audit services to be performed by the independent auditor.
• Meets separately with the independent auditor, the internal auditors and management with respect to the status and results of their activities annually reviewing and approving the audit plans.
• Reviews, evaluates and assures the rotation of the lead audit partner.
• Reviews with management, and if appropriate the internal auditors, our disclosure controls and procedures and management’s conclusions about their efficacy.
• Reviews, approves and discusses with management, the independent auditor and if appropriate the internal auditors, the annual and quarterly financial statements, earnings press releases, reports of internal control over financial reporting, and the annual report.
• Discusses with management guidelines and policies for risk assessment and management.
• Reviews and recommends dividends, certain financings, loans, guarantees and other uses of credit.

10     MARATHON OIL | 2016 PROXY STATEMENT

Compensation Committee
Gregory H. Boyce, Chair Members: Pierre Brondeau(3) Chadwick C. Deaton Marcela E. Donadio Shirley Ann Jackson(4) Philip Lader Meetings in 2015: 5
• Recommends to the Board all matters of policy and procedures relating to executive compensation.
• Reviews and approves corporate goals and objectives relevant to the CEO’s compensation, and determines and approves the CEO’s compensation level based on the Board’s performance evaluation.
• Determines and approves the compensation of the other executive officers, and reviews the executive officer succession plan.
• Administers our incentive compensation plans and equity‑based plans, and certifies the achievement of performance levels under our incentive compensation plans.
• Reviews with management and recommends for inclusion in our annual Proxy Statement our Compensation Discussion and Analysis.

Corporate Governance and Nominating Committee
Pierre Brondeau, Chair(3) Members: Gaurdie E. Banister, Jr. (2) Chadwick C. Deaton Philip Lader Michael E.J. Phelps Meetings in 2015: 4
• Reviews and recommends to the Board the appropriate size and composition of the Board, including candidates for election or re-election as directors, the criteria to be used for the selection of director candidates, the composition and functions of the Board committees, and all matters relating to the development and effective functioning of the Board.
• Reviews and recommends to the Board each committee’s membership and chairperson, including a determination of whether one or more Audit and Finance Committee members qualifies as an “audit committee financial expert” under applicable law.
• Assesses and recommends corporate governance practices, including reviewing and approving codes of conduct and policies applicable to our directors, officers and employees.
• Oversees the evaluation of the Board.
• Reviews and, if appropriate, approves related person transactions.

Health, Environmental, Safety and Corporate Responsibility Committee
Philip Lader, Chair Members: Gaurdie E. Banister, Jr. (2) Gregory H. Boyce Marcela E. Donadio Shirley Ann Jackson(4) Michael E.J. Phelps Meetings in 2015: 2
• Reviews and recommends Company policies, programs, and practices concerning broad health, environmental, safety, social, public policy and political issues.
• Identifies, evaluates and monitors the health, environmental, safety, social, public policy and potential trends, issues and concerns, which affect or could affect our business activities.
• Reviews legislative and regulatory issues affecting our businesses and operations.
• Reviews our political, charitable and educational contributions.

(1)    All the members of the Audit and Finance Committee meet the additional independence standards under Exchange Act Rule 10A-3. Based on the recommendation of the Corporate Governance and Nominating Committee, the Board has determined that each of Ms. Donadio and Mr. Phelps qualifies as an “Audit Committee Financial Expert” under the Securities and Exchange Commission’s (“SEC”) rules based upon the attributes, education and experience discussed in their respective biographies above.
(2)    Mr. Banister was elected to the Board effective October 1, 2015, and was appointed to serve on the Audit and Finance Committee, the Corporate Governance and Nominating Committee and the Health, Environmental, Safety and Corporate Responsibility Committee, effective October 28, 2015.
(3) Mr. Brondeau’s service on the Board concluded on March 28, 2016.
(4) Dr. Jackson’s service on the Board concluded on April 29, 2015.

MARATHON OIL | 2016 PROXY STATEMENT 11

BOARD LEADERSHIP STRUCTURE
The Board does not have a policy regarding whether the roles of the Chairman and CEO should be separate, but rather makes this determination on the basis of what is best for our Company at a given point in time. Our current Chairman, Mr. Reilley, was appointed as non-executive chairman on January 1, 2014. As non-executive Chairman, Mr. Reilley presides at all meetings of stockholders and the Board, as well as at all executive sessions of the non-employee directors. We believe the Board leadership structure is appropriate for us at this time.

THE BOARD’S ROLE IN RISK OVERSIGHT
Responsibility for risk oversight rests with the Board and its committees:

•
The Audit and Finance Committee annually reviews our enterprise risk management process and the latest assessment of risks and key mitigation strategies. It regularly reviews risks associated with financial and accounting matters and reporting. It monitors compliance with legal and regulatory requirements and internal control systems, and reviews risks associated with financial strategies and the Company’s capital structure.

•
The Compensation Committee reviews the executive compensation program to ensure it does not encourage excessive risk-taking. It also reviews our executive compensation, incentive compensation and succession plans to ensure we have appropriate practices in place to support the retention and development of the talent necessary to achieve our business goals and objectives.

•
The Health, Environmental, Safety and Corporate Responsibility Committee regularly reviews and oversees operational risks, including those relating to health, environment, safety and security. It reviews risks associated with social, political and environmental trends, issues and concerns, domestic and international, which affect or could affect our business activities, performance and reputation.

•
The Board receives regular updates from the committees about these activities, and reviews additional risks not specifically within the purview of any particular committee and risks of a more strategic nature. Key risks associated with the strategic plan are reviewed annually at the Board’s strategy meeting and periodically throughout the year.

While the Board and its committees oversee risk management, Company management is responsible for managing risk. We have a robust enterprise risk management process for identifying, assessing and managing risk, and monitoring risk mitigation strategies. Our CEO and CFO and a committee of executive officers and senior managers work across the business to manage each enterprise level risk and to identify emerging risks.

RISK ASSESSMENT RELATED TO OUR COMPENSATION STRUCTURE
The Compensation Committee regularly evaluates and considers the role of executive compensation programs in ensuring that our executive officers take only appropriate and prudent risks, and that compensation opportunities do not motivate excessive risk-taking. The practices we employ include:

•	All executive officer compensation decisions are made by the Compensation Committee, which is comprised solely of independent directors.

•	The Compensation Committee is advised by an independent compensation consultant that performs no other work for executive management or our Company.

12     MARATHON OIL | 2016 PROXY STATEMENT

•	Our executives do not have employment agreements.

•	The Compensation Committee manages our compensation programs to be competitive with those of peer companies and monitors our programs against trends in executive compensation on an annual basis.

•	Our compensation programs are intended to balance short-term and long-term incentives.

•
Our annual cash bonus program is based on a balanced set of objective metrics that are not significantly influenced by commodity prices. In addition, the Compensation Committee considers the achievement of individual performance commitments and overall corporate performance.

•	Annual cash bonuses are determined and paid to executive officers only after the Audit and Finance Committee has reviewed audited financial statements for the performance year.

•
The Compensation Committee regularly evaluates share utilization in our 2012 Incentive Compensation Plan by reviewing overhang levels (dilutive impact of equity compensation on our stockholders) and annual run rates (the aggregate shares awarded as a percentage of total outstanding shares).

•
Our clawback policy applies to annual cash bonuses and long-term incentives and generally would be triggered with respect to an executive officer in the event of a material accounting restatement due to noncompliance with financial reporting requirements or an act of fraud by that executive officer.

CORPORATE GOVERNANCE PRINCIPLES
Our Corporate Governance Principles address the Board’s general function, including its responsibilities, Board size, director elections and limits on the number of Board memberships. These principles also address Board independence, committee composition, the process for director selection and director qualifications, the Board’s performance review, the Board’s planning and oversight functions, director compensation and director retirement and resignation. The Corporate Governance Principles are available on our website at
http://www.marathonoil.com/Investor_Center/Corporate_Governance/.

CODE OF BUSINESS CONDUCT
Our Code of Business Conduct, which applies to our directors, officers and employees, is available on our website at http://www.marathonoil.com/Investor_Center/Corporate_Governance/.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS
Our Code of Ethics for Senior Financial Officers, which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on our website at http://www.marathonoil.com/Investor_Center/Corporate_Governance/. Under this code these officers must:

•	act with honesty and integrity, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	provide full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company;

MARATHON OIL | 2016 PROXY STATEMENT 13

•	comply with applicable governmental laws, rules and regulations; and

•
promote the prompt internal reporting of violations of this Code of Ethics to the chair of the Audit and Finance Committee and to the appropriate person or persons identified in the Company’s Code of Business Conduct.

The code further provides that any violation will be subject to appropriate discipline, up to and including dismissal from the Company and prosecution under the law.

POLICY FOR REPORTING BUSINESS ETHICS CONCERNS
Our Policy for Reporting Business Ethics Concerns establishes procedures for the receipt and treatment of business ethics concerns received by the Company, including those regarding accounting, internal accounting controls, or auditing matters. The Policy for Reporting Business Ethics Concerns is available on our website at http://www.marathonoil.com/About_Us/Our_Values/Ethics_and_Integrity/.

COMMUNICATIONS FROM INTERESTED PARTIES
All interested parties, including security holders, may send communications to the Board through the Secretary of the Company. You may communicate with our outside directors, individually or as a group, by emailing
non-managedirectors@marathonoil.com. You may communicate with the Chairs of each of our Board’s committees by email as follows:

Committee Chair	Email Address
Audit and Finance Committee	auditandfinancechair@marathonoil.com
Compensation Committee	compchair@marathonoil.com
Corporate Governance and Nominating Committee	corpgovchair@marathonoil.com
Health, Environmental, Safety and Corporate Responsibility Committee	hescrchair@marathonoil.com
The corporate Secretary will forward to the directors all communications that, in her judgment, are appropriate for consideration by the directors. Examples of communications that would not be considered appropriate for consideration by the directors include commercial solicitations and matters not relevant to the Company’s affairs.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Messrs. Boyce, Brondeau, Deaton and Lader and Ms. Donadio served on the Compensation Committee for all of 2015. Dr. Jackson served on the Compensation Committee until her departure from the Board on April 29, 2015. There are no matters relating to interlocks or insider participation that we are required to report.

14     MARATHON OIL | 2016 PROXY STATEMENT

DIRECTOR COMPENSATION
The Board determines annual retainers and other compensation for non-employee directors. Mr. Tillman, the only director who is also an employee, receives no additional compensation for his service on the Board.

CASH COMPENSATION
Following are the annual cash retainers we paid our non-employee directors for 2015:

Type of Fee	Amount ($)
Annual Board Retainer	150,000
Additional Retainer for Chairman of the Board	125,000
Additional Retainer for Audit and Finance Committee Chair	25,000
Additional Retainer for Compensation Committee Chair	25,000
Additional Retainer for Corporate Governance and Nominating Committee Chair	12,500
Additional Retainer for Health, Environmental, Safety and Corporate Responsibility Chair	12,500
Directors do not receive meeting fees for attendance at Board or committee meetings.
Non-employee directors may defer up to 100% of their annual retainer into an unfunded account under the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors. These deferred amounts may be invested in certain investment options, which generally mirror the investment options offered to employees under our Thrift Plan with the exception of Marathon Oil common stock.

EQUITY-BASED COMPENSATION AND STOCK OWNERSHIP REQUIREMENTS
For 2015, non-employee directors received an annual common stock unit award valued at $175,000. These awards were credited to an unfunded account on the first business day of the calendar year, based on the closing stock price on the grant date. When dividends are paid on our common stock, directors receive dividend equivalents in the form of common stock units. The awards vest and are payable in shares upon the earlier of (a) the third anniversary of the grant date, or (b) the director’s departure from the Board.
Under our stock ownership guidelines, each non-employee director is expected to hold three times (four times in the case of the Chairman) the value of the annual retainer in Marathon Oil stock. Directors have five years from their initial election to the Board to meet this requirement. Directors who do not hold the required level of stock ownership due to fluctuations in the price of our common stock are expected to hold the awards they receive until they have met their requirement. Other than Ms. Donadio and Messrs. Banister and Deaton, who each joined the Board fewer than five years ago, and Mr. Phelps, who previously attained the required ownership level but has fallen below due to the recent significant decrease in our share price, the remaining non-employee directors meet or exceed this ownership requirement.

MARATHON OIL | 2016 PROXY STATEMENT 15

MATCHING GIFTS PROGRAMS
Under our matching gifts programs, we will annually match up to $10,000 in contributions made by non-employee directors to certain tax-exempt educational institutions. This annual limit is based on the date of the director’s gift to the institution. We will also make a donation to a charity of the director’s choice equal to the amount of his or her contribution to the Marathon Oil Company Employees Political Action Committee (“MEPAC”) for contributions above $200. MEPAC contributions are subject to a $5,000 annual limit.

2015 DIRECTOR COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash ($)		Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Gaurdie E. Banister, Jr.(3)	37,500	(5)	0	10,000	47,500
Gregory H. Boyce	175,024		175,000	5,000	355,024
Pierre Brondeau(4)	162,524		175,000	0	337,524
Chadwick C. Deaton	150,000		175,000	0	325,000
Marcela E. Donadio	150,000		175,000	8,750	333,750
Shirley Ann Jackson(5)	50,000	(6)	175,000	10,000	235,000
Philip Lader	162,524	(6)	175,000	15,000	352,524
Michael E. J. Phelps	175,024		175,000	0	350,024
Dennis H. Reilley	275,024		175,000	0	450,024
(1)    Represents the amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2015, in accordance with generally accepted accounting principles in the United States regarding stock compensation, for the annual common stock unit award. These amounts are also equal to the grant date fair value of the awards. The aggregate number of stock unit awards outstanding as of December 31, 2015 for each director is as follows: Mr. Banister, 2,867; Mr. Boyce, 44,923; Mr. Brondeau, 23,991; Mr. Deaton, 11,631; Ms. Donadio, 6,325; Dr. Jackson, 0; Mr. Lader, 89,273; Mr. Phelps, 40,963; and Mr. Reilley, 92,948.
(2)    Represents contributions made under our matching gifts programs.
(3)    Mr. Banister joined the Board effective October 1, 2015.
(4)    Mr. Brondeau’s service on the Board concluded on March 28, 2016.
(5)    Dr. Jackson’s service on the Board concluded on April 29, 2015.
(6)    Deferred under the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors.
(7)    Mr. Lader deferred payment of his annual retainer under the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors, but received his additional retainer for serving as the Chair of the Health, Environmental, Safety and Corporate Responsibility Committee in cash.

16     MARATHON OIL | 2016 PROXY STATEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, file reports of beneficial ownership on Form 3 and changes in beneficial ownership on Form 4 or Form 5 with the SEC. Based solely on our review of the reporting forms and written representations provided by the individuals required to file reports, we have concluded that each of our directors and executive officers complied with the applicable reporting requirements for transactions in Company securities during 2015, except that a Form 4 for Patrick J. Wagner was filed late due to an administrative error, and a Form 4/A was filed for Sylvia J. Kerrigan to correct an administrative error on a previously-filed Form 4.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table shows the beneficial owners of five percent or more of the Company’s common stock, based on information available as of February 16, 2016:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Outstanding Shares
Blackrock, Inc. 55 East 52nd Street New York, NY 10022	72,136,674	(1)	10.7%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	60,551,171	(2)	8.94%
Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	41,958,339	(3)	6.20%
Hotchkis and Wiley Capital Management, LLC 725 S. Figueroa Street, 39th Floor Los Angeles, CA 90017	38,466,164	(4)	5.68%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	35,258,712	(5)	5.20%
(1)    Based on its Schedule 13G/A filed with the SEC on January 8, 2016, Blackrock, Inc., through itself and as the parent holding company or control person over certain subsidiaries, beneficially owns 72,136,674 shares, has sole voting power over 65,625,249 shares, shared voting power over no shares, sole dispositive power over 72,136,674 shares, and shared dispositive power over no shares.
(2)    Based on its Schedule 13G/A filed with the SEC on February 10, 2016, the Vanguard Group, Inc., as an investment adviser, beneficially owns 60,551,171 shares, has sole voting power over 1,241,382 shares, shared voting power over 65,100 shares, sole dispositive power over 59,243,648 shares, and shared dispositive power over 1,307,523 shares. Vanguard
Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 1,049,393 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 450,119 shares as a result of its serving as investment manager of Australian investment offerings.
(3)    Based on its Schedule 13G filed with the SEC on February 11, 2016, Wellington Management Group LLP, together with certain affiliates, beneficially owns 41,958,339 shares, has sole voting power over no shares, shared voting power over 18,815,159 shares, sole dispositive power over no shares, and shared dispositive power over 41,958,339 shares. Wellington Management Company, LLP is deemed to beneficially hold 39,406,195 shares, has sole voting power over no shares, shared voting power over 17,276,156 shares, sole dispositive power over no shares, and shared dispositive power over 39,406,195 shares.
(4)    Based on its Schedule 13G filed with the SEC on February 12, 2016, 38,466,164 shares are owned of record by clients of Hotchkis and Wiley Capital Management, LLC (“HWCM”) in its capacity as investment advisor. HWCM disclaims beneficial ownership of such shares. HWCM has sole voting power over 23,373,122 shares, shared voting power over no shares, sole dispositive power over 38,466,164 shares, and shared dispositive over no shares. The securities as to which the Schedule 13G was filed are owned of record by clients of HWCM. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known to have such right or power with respect to more than five percent of this class of securities.
(5)    Based on its Schedule 13G filed with the SEC on February 16, 2016, State Street Corporation, together with certain of its direct or indirect subsidiaries, has sole voting power over no shares, shared voting power over 35,258,712 shares, sole dispositive power over no shares and shared dispositive power over 35,258,712 shares.

MARATHON OIL | 2016 PROXY STATEMENT 17

SECURITY OWNERSHIP OF MANAGEMENT
The following table shows the number of shares of Marathon Oil common stock beneficially owned as of
March 1, 2016, by each director, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

Name	Shares		Restricted Stock(1)	Stock Options Exercisable Prior to April 29, 2016(2)	Total Shares(3)	% of Total Outstanding
Gaurdie E. Banister, Jr.	24,118	(4)(5)	0	0	24,118	*
Gregory H. Boyce	73,756	(4)	0	0	73,756	*
Chadwick C. Deaton	25,281	(4)	0	0	25,281	*
Marcela E. Donadio	19,976	(4)(5)	0	0	19,976	*
Philip Lader	113,702	(4)(5)	0	0	113,702	*
Michael E. J. Phelps	59,797	(4)	0	0	59,797	*
Dennis H. Reilley	115,981	(4)(5)	0	0	115,981	*
Lee M. Tillman	64,733		412,768	508,976	986,477	*
John R. Sult	12,750		107,220	147,319	267,289	*
Sylvia J. Kerrigan	45,575	(5)	85,373	364,955	495,903	*
T. Mitchell Little	21,286		112,229	134,703	268,218	*
Lance W. Robertson	30,720	(5)	112,229	112,936	255,885	*
All Directors and Executive Officers as a group (15 persons)				(1)(2)(4)(5)	2,949,105	*

*	Does not exceed 1% of the common shares outstanding.
(1)    Reflects shares of restricted stock granted under the 2012 Incentive Compensation Plan, which are subject to limits on sale and transfer and can be forfeited under certain conditions.
(2)    Includes options exercisable within sixty days of February 29, 2016, including the following number of options that are not in-the-money based on the closing price of our common stock on February 29, 2016 ($8.21): Mr. Tillman: 508,976; Mr. Sult: 147,319; Ms. Kerrigan: 364,955; Mr. Little: 134,703; and Mr. Robertson: 112,936.
(3)    None of the shares are pledged as security.
(4)    Includes deferrals of annual retainers into common stock units under the Deferred Compensation Plan for Non-Employee Directors and the 2003 Incentive Compensation Plan prior to January 1, 2006, and non-retainer annual director stock awards in common stock units under the 2007 Incentive Compensation Plan and the 2012 Incentive Compensation Plan, including their respective dividend equivalent rights allocated in common stock units, as follows:

Name	Annual Retainer Deferred Into Common Stock Units	Annual Common Stock Unit Awards
Gaurdie E. Banister, Jr.	0	16,518
Gregory H. Boyce	0	52,600
Chadwick C. Deaton	0	25,281
Marcela E. Donadio	0	19,976
Philip Lader	18,960	77,991
Michael E.J. Phelps	0	48,641
Dennis H. Reilley	22,634	77,991
(5)    Includes all shares held, if any, under the Marathon Oil Thrift Plan, a Dividend Reinvestment and Direct Stock Purchase Plan, the Non-Employee Director Stock Plan and in brokerage accounts.

18     MARATHON OIL | 2016 PROXY STATEMENT

AUDIT AND FINANCE COMMITTEE REPORT
The Audit and Finance Committee’s purpose is to assist the Board in fulfilling its oversight responsibilities relating to, among other things:

•	the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls;

•	the engagement of the independent auditor and the evaluation of the independent auditor’s qualifications, independence and performance;

•	the performance of the internal audit function;

•	the Company’s compliance with legal and regulatory requirements; and

•	the Company’s risk management process.
The Audit and Finance Committee is comprised of five directors, each of whom has been determined by the Board to be independent and financially literate under the NYSE’s requirements. See the director biographies under “Proposal 1: Election of Directors” for more information about the qualifications, education and experience of each Committee member. Based on these qualifications, the Board has determined that each of Marcela E. Donadio and Michael E.J. Phelps qualifies as an “Audit Committee Financial Expert” under the SEC’s rules. The Audit and Finance Committee’s responsibilities are set forth in its charter, available on our website at www.marathonoil.com/Investor_Center/Corporate_Governance/Board_Committees_and_Charters/. The Audit and Finance Committee met a total of six times in 2015, including four in-person meetings at which the Committee met with the Company’s internal audit organization and the independent auditor, with and without management present.
Management has primary responsibility for preparing our financial statements and establishing and maintaining our internal control over financial reporting. The Company’s independent auditor is responsible for auditing our financial statements and the effectiveness of our internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”), and issuing its reports based on those audits. The Audit and Finance Committee oversees these processes.
In connection with the evaluation, appointment and retention of the independent registered public accountants, the Audit and Finance Committee annually reviews the qualifications, performance and independence of the independent auditor and lead engagement partner, and assures the regular rotation of the lead engagement partner as required. In doing so, the Audit and Finance Committee considers a number of factors including, but not limited to: quality of services provided; technical expertise and knowledge of the industry; effective communication; objectivity; and independence. Based on this evaluation, the Audit and Finance Committee has selected PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, to audit the Company’s financial statements and the effectiveness of internal control over financial reporting for 2016. In conjunction with the mandated rotation of the lead audit partner, the Audit and Finance Committee and its chairperson are directly involved in the selection of PwC’s lead engagement partner. The current lead engagement partner was appointed in 2012.
We are seeking our stockholders’ ratification of the appointment of PwC to audit the Company’s financial statements and the effectiveness of internal control over financial reporting for 2016 at the Annual Meeting. The Audit and Finance Committee and the Board believe the appointment of PwC as our independent auditor for 2016 is in the Company’s best interests and in the best interests of our stockholders.
The Audit and Finance Committee reviews and pre-approves the fees and expenses of the independent auditor for audit, audit-related, tax and permissible non-audit services. See “Proposal 2: Ratification of Independent Auditor for 2016” for more information on our pre-approval policy.

MARATHON OIL | 2016 PROXY STATEMENT 19

In connection with the preparation of the Company’s audited financial statements for the year ended December 31, 2015 and the report on internal control over financial reporting for 2015:

•	The Audit and Finance Committee reviewed and discussed with management the Company’s audited financial statements and its report on internal control over financial reporting for 2015.

•
The Audit and Finance Committee met throughout the year with management and PwC, and met with PwC each quarter without the presence of management. The Committee discussed with PwC the matters required to be discussed by the auditing standards of the PCAOB.

•
The Audit and Finance Committee received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence, and has considered whether PwC’s provision of non-audit services to the Company was compatible with maintaining such independence.

Based on this review and discussion, the Audit and Finance Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2015 and the report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for 2015 filed with the SEC.
AUDIT AND FINANCE COMMITTEE
Michael E. J. Phelps, Chair
Gaurdie E. Banister, Jr.
Gregory H. Boyce
Marcela E. Donadio
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed with management the Company’s Compensation Discussion and Analysis for 2015. Based on that review, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
COMPENSATION COMMITTEE
Gregory H. Boyce, Chair
Chadwick C. Deaton
Marcela E. Donadio
Philip Lader

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COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis describes the compensation paid to the named executive officers (“NEOs”) listed in the Summary Compensation Table. It discusses the Company’s 2015 highlights, our compensation philosophy, the Compensation Committee’s (the “Committee”) processes and procedures for establishing an executive compensation program consistent with that philosophy, the individual elements of our compensation program and the Committee’s 2015 compensation decisions for each NEO.
For 2015, our NEOs were:

Name	Title
Lee M. Tillman	President and Chief Executive Officer
John R. Sult	Executive Vice President and Chief Financial Officer
Sylvia J. Kerrigan	Executive Vice President, General Counsel and Secretary
Lance W. Robertson	Vice President, Resource Plays
T. Mitchell Little	Vice President, Conventional

EXECUTIVE SUMMARY
In 2015, the commodity price environment presented significant challenges to the industry. We focused on the aspects of our business within our control—disciplined capital allocation, cost reduction, efficient production, and portfolio management—to protect our strong balance sheet. Total company net production averaged 431,000 net barrel of oil equivalent per day (“boed”), up 8% over 2014 and above our stated target of 5-7%. We achieved year-over-year production growth of 21% from U.S. resource plays with average net production of 219,000 boed. We achieved organic reserve replacement of 157%, excluding revisions and dispositions, at a competitive drillbit finding and development cost of $12 per barrel of oil equivalent.
We are focused on long-term shareholder value, and believe we are well positioned for a low price environment. Our year-end liquidity of $4.2 billion was comprised of $1.2 billion in cash and an undrawn $3 billion revolving credit facility. Demonstrating our commitment to maintaining a strong balance sheet, we reduced our full year 2015 capital program to $3 billion, which was $500 million below our original target, and we lowered production expenses by approximately 24% year-over-year. Fourth quarter North America Exploration and Production (“E&P”) production costs were $6.91 per boe, down 28% from the year-ago period, with full-year North America E&P unit production costs of $7.38 per boe. We closed or announced non-core asset sales of more than $300 million in 2015, excluding closing adjustments, in the Gulf of Mexico, East Texas, North Louisiana and Wilburton, Oklahoma, as well as our East Africa exploration acreage. In the fourth quarter of 2015, we announced a quarterly dividend reduction of more than 75% to $0.05 per share to address the uncertain commodity price environment and prioritize balance sheet protection.
Despite these financial, strategic and operating achievements, the Company generated a negative return for shareholders in 2015 of 47%, driven by the decline in commodity prices. The actions we took in 2015 and the strategies we have implemented for 2016 aim to preserve and restore shareholder value in the ongoing difficult commodity environment.
In 2015 and early 2016, the Committee demonstrated its continued commitment to corporate governance and sound compensation practices, further aligning the interests of executive officers with the long-term interests of our stockholders:

•	Consistent with and in recognition of the difficult commodity price environment, the Committee decided to keep NEO base pay flat in 2015.

MARATHON OIL | 2016 PROXY STATEMENT 21

•
Early in 2015, the Committee implemented a limitation to the annual cash bonus program, providing that the quantitative portion of the company performance score would be capped at no greater than target (100%) if the Company’s earnings or total shareholder return (“TSR”) for 2015 were negative. At the end of the 2015 performance period, the quantitative portion of the company performance score was 169% prior to application of the 100% cap under this new program feature. Further, the Committee also exercised downward discretion because of the meaningful impact low commodity prices have had on our stock price, resulting in the final aggregate quantitative and qualitative funding being reduced by 10%, to 90% of target. As a result of this program design change and the Committee’s further downward discretion, 2015 NEO bonus payments averaged 29% lower than 2014 NEO bonus payments.

•
The Committee reevaluated the long-term incentive mix for officers to further emphasize performance-based compensation and alignment with our stockholders, while also remaining competitive in our peer group. In 2014, our long term incentive (“LTI”) mix was 40% performance units, 40% stock options, and 20% restricted stock. Beginning in 2015, our LTI mix is 50% performance units, 20% stock options, and 30% restricted stock.

•
The Committee approved a payment from the 2013-2015 performance unit awards at 54% of target (within an original opportunity range of 0% to 200% of target). This below-target outcome was determined by the Company’s relative TSR, which ranked 9th out of 12 over the three-year performance period.

•
The Committee determined that in the event of a change in control, future performance unit awards will vest at the applicable performance percentage based on the Company’s TSR ending on the day immediately prior to the date of the change of control as assessed by the Committee.

COMPENSATION PHILOSOPHY
Our success is based on financial performance and operational results, and we believe our executive compensation program is an important driver of that success. The primary objectives of our program are to:

•
Pay competitively. We provide market-competitive pay levels to attract and retain the best talent, and regularly benchmark each component of our pay program, including our benefit programs, to ensure we remain competitive.

•
Pay for performance. Our program is designed to reward executives for their performance and motivate them to continue to perform at a high level. Cash bonuses based on annual performance combined with equity awards that vest over several years balance short-term and long-term business objectives.

•
Encourage creation of long-term stockholder value. Equity awards and robust stock ownership requirements align our executives’ interests with those of our stockholders. A substantial portion of our NEOs’ long-term incentive awards is comprised of stock options and performance units tied to relative stockholder returns.

COMPENSATION BEST PRACTICES
The Committee periodically evaluates market best practices in executive compensation and modifies our compensation program as necessary to ensure it continues to provide balanced incentives, while managing compensation risks appropriately in the context of our business objectives. Our compensation program incorporates the following best practices, which we believe are in the best interests of our stockholders:

•	Emphasis on at-risk compensation designed to link pay to performance.

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•	Emphasis on long-term incentive compensation designed to align executives’ interests with those of our stockholders.

•	Engagement of an independent compensation consultant to advise the Committee.

•	Stock ownership requirements for officers and directors.

•	Elimination of all excise tax gross-ups for executive officers.

•	Limited use of perquisites, and no tax gross-ups for perquisites.

•	“Double-trigger” change in control cash payments.

•	Clawback policy that applies to both annual cash bonuses and long-term incentive awards.

•	Prohibition on margin, derivative or speculative transactions, such as hedges, pledges and margin accounts, by executive officers.

PAY FOR PERFORMANCE
Our executive compensation programs deliver payments aligned with performance achieved. The largest component of executive compensation is our LTI award program, which is described in more detail in “Long-Term Incentive Awards.” These awards strongly align the amounts an NEO eventually earns from the awarded opportunities with the Company’s stock performance.
To demonstrate this performance philosophy, the charts below track a notional $1,000 award made in each of the past three long-term incentive cycles as of December 31, 2015. In aggregate, LTI values tracked at 77% below their original target opportunity. The year-end value of these outstanding awards fairly reflects the Company’s performance, demonstrating that our LTI programs effectively align pay with performance.
CEO COMPENSATION
The following chart compares our CEO’s targeted compensation opportunities awarded in early 2015 to how the opportunities were tracking at year-end based on Company performance.
Target compensation represents the Committee’s decisions for annual base salary, target bonus opportunity, and intended long term incentive opportunity granted in February 2015.
The value shown as of December 31, 2015 represents the annual base salary, the actual bonus paid for 2015 performance, the year-end value of restricted stock, an updated Black-Scholes valuation of stock options, and an

MARATHON OIL | 2016 PROXY STATEMENT 23

estimated prevailing value of performance awards. The ultimate value of these performance awards will depend on our stock price and our total shareholder return relative to industry peers. In combination, the realizable compensation from these awarded opportunities reflects both the Company’s near-term financial and operating successes and the Company’s long-term stock performance.
CEO Total Compensation
2015 Target vs. Value as of 12/31/2015
(In thousands)

Values for the “Pay for Performance” and “CEO Total Compensation” illustrations were determined with the following inputs:

•	Our closing stock price of $12.59 as of December 31, 2015.

•	An updated Black-Scholes valuation of outstanding stock options as of December 31, 2015.

•	Our rank in our TSR peer group as of December 31, 2015 and the corresponding payout percentage as measured under our performance unit programs: 54% for 2013, 54% for 2014, and 50% for 2015.

HOW WE DETERMINE EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE
The Committee is responsible for establishing and overseeing executive compensation programs and policies that are consistent with our overall compensation philosophy. In making compensation decisions, the Committee considers a variety of factors, including each executive’s current compensation, information provided by its independent compensation consultant, our CEO’s input, Peer Group (as defined below) data, each executive’s experience in the role, relative scope of responsibility and potential, Company and individual performance, internal pay equity considerations, and any other information the Committee deems relevant in its discretion.
The Committee also considers the outcome of the Company’s advisory stockholder vote on our executive compensation program. At our 2015 Annual Meeting of Stockholders, our stockholders approved our executive compensation by over 90% of the votes cast. The Committee believes that this strong stockholder vote indicates support for our executive compensation program. Based on this voting result and its ongoing review of our compensation policies and important governance processes, the Committee concluded that our compensation program effectively aligns the interests of our NEOs with the Company’s long-term goals.

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COMPENSATION CONSULTANT
For 2015, the Committee directly engaged Meridian Compensation Partners LLC (“Meridian”) as its independent compensation consultant to advise the Committee on executive compensation matters. Meridian provides the Committee with information on industry trends, market practices and legislative issues. Meridian provides no other services to us or our executive officers, and the Committee has the right to terminate the services of Meridian and appoint a new compensation consultant at any time.
Meridian interacts with several of our officers and employees as necessary. In addition, Meridian may seek input and feedback from members of our management regarding its work product prior to presentation to the Committee to confirm that information is accurate or address other issues. We believe that Meridian provides an independent perspective to the Committee.
THE CEO’S ROLE
The Committee seeks significant input from the CEO on compensation decisions and performance appraisals for all executive officers other than himself. However, all final compensation decisions for our executive officers are made by the Committee. The CEO does not provide recommendations or participate in Committee discussions concerning his own compensation.
PEER GROUP
Peer group benchmarking is one of several factors the Committee considers in setting pay. The table below shows our “Peer Group,” comprised of the industry companies the Committee believes provide the best external benchmarks for executive compensation. In selecting the Peer Group, the Committee considered pertinent financial measures for each company, including assets, revenue, market capitalization and enterprise value.
Our Peer Group reflects the companies against which we compete for executive talent as an independent exploration and production company. The Committee reviews the Peer Group annually for continued appropriateness.
In January 2015, the Committee determined to adjust the Peer Group to remove Talisman Energy Inc., due to its expected acquisition, and add ConocoPhillips and Pioneer Natural Resources Company. However, for purposes of February 2015 compensation decisions, the Committee referenced the benchmarking outcomes completed in October 2014.

2015 Peer Group Companies
Anadarko Petroleum Corp.	EOG Resources Inc.
Apache Corp.	Hess Corp.
Chesapeake Energy Corp.	Murphy Oil Corp.
ConocoPhillips	Noble Energy Inc.
Devon Energy Corp.	Occidental Petroleum Corp.
Encana Corp.	Pioneer Natural Resources Company

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COMPENSATION BENCHMARKING PROCESS
The Committee conducts an annual comparison of the compensation of our NEOs to the compensation of executives with similar job responsibilities among companies in our Peer Group, based upon information Meridian gathers and provides to the Committee. The Committee references this competitive market analysis in making compensation decisions for the coming year. The Committee generally targets executive total direct compensation opportunities at the 50th percentile of the Peer Group for average performance and adjusts total direct compensation opportunities higher or lower based on the Committee’s assessment of each executive’s experience, relative scope of responsibility and potential, internal pay equity considerations and any other information the Committee deems relevant in its discretion. We define total direct compensation as the sum of base salary, annual cash bonus and the intended value of long-term incentive awards.
In October 2014, Meridian provided the Committee a market analysis that included information regarding Peer Group executives’ base salaries, annual bonus levels and the mix and level of long-term incentives. According to this analysis, NEO compensation levels varied by individual, but were fairly positioned relative to 50th percentile benchmarks, averaging 103% of the market 50th percentile. The compensation of our CEO was 86% of the market 50th percentile.

PAY MIX
Our executive compensation program includes base salary, annual cash bonuses, long-term incentive awards and other benefits and perquisites. By design, a significant portion of our executive officers’ overall compensation, including annual cash bonuses and long-term incentive awards, is “performance-based,” meaning that the opportunity to earn value is largely dependent on both Company and individual performance. The Committee determines a total compensation opportunity for each executive officer based on a review of competitive market data, a review of our compensation philosophy, and the Committee’s subjective judgment. The Committee does not set fixed percentages for each element of compensation, so the mix may change over time as the competitive market moves, governance standards evolve, or our business needs change.
The following table shows the 2015 pay mix of total target direct compensation components for our NEOs. The allocation of our compensation components, with a significant emphasis on long-term incentive awards, aligns with the practices of our Peer Group.

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2015 TOTAL DIRECT COMPENSATION OVERVIEW
The Committee determined 2015 base salaries, target annual cash bonus opportunities and long-term incentive awards in February 2015. The Committee determined the payment of 2015 annual cash bonuses in February 2016, after 2015 business results were known and audited.
The following table summarizes the elements of total direct compensation the Committee awarded to our NEOs for 2015 as part of our regular compensation program. The amounts shown differ from the amounts shown in the Summary Compensation Table because this table provides the intended value for LTI compensation. Intended value reflects established compensation valuation methodologies that are similar to, but can differ from, the methodologies used for accounting purposes as reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table. Additionally, this table excludes changes in pension value.

Name	2015 Year End Base Salary	2015 Bonus Payment (paid in 2016) (1)	2015 LTI Award Intended Value	2015 Total Direct Compensation
Mr. Tillman	1,050,000	1,181,250	7,300,000	9,531,250
Mr. Sult	600,000	459,000	2,300,000	3,359,000
Ms. Kerrigan	575,000	439,880	2,000,000	3,014,880
Mr. Robertson	510,000	390,150	2,000,000	2,900,150
Mr. Little	500,000	425,000	2,000,000	2,925,000
(1)    Excludes $500,000 paid to Mr. Tillman in 2015 as the final installment of the cash sign-on bonus he received in connection with the commencement of his employment in August 2013.

BASE SALARY
The primary purpose of base salary is to recognize and reward overall responsibilities, established skills, experience and expertise. In setting base salary, the Committee compares each NEO’s current salary to the market 50th percentile, and also considers each individual’s experience and expertise, the value and responsibility associated with the role and internal pay equity. The Committee does not use a formula to calculate base salary increases for NEOs.
In February 2015, the Committee reviewed base salaries and the considerations noted above. However, given the current market conditions in the oil and gas industry, the Committee determined to make no base salary increases for the NEOs.

Name	Base Salary as of January 1, 2015	Base Salary as of January 1, 2016
Mr. Tillman	$1,050,000	$1,050,000
Mr. Sult	$600,000	$600,000
Ms. Kerrigan	$575,000	$575,000
Mr. Robertson	$510,000	$510,000
Mr. Little	$500,000	$500,000

MARATHON OIL | 2016 PROXY STATEMENT 27

ANNUAL CASH BONUS
The annual cash bonus rewards executives for achieving short-term financial, operational, and strategic goals that drive stockholder value, as well as for individual performance during the year.
When determining target bonus opportunities for our executives, the Committee considers the market 50th percentile, as well as each executive’s experience, relative scope of responsibility and potential, internal pay equity considerations and any other information the Committee deems relevant in its discretion. Our targeted performance goals are established to challenge our NEOs to perform at a high level. Payout results may be above or below target based on actual Company and individual performance.
The Committee determined the 2015 annual cash bonus payout for each NEO based on its assessment of the following:

•	Quantitative Company performance goals, established by the Committee during the first quarter of the year, weighted at 70%;

•	Qualitative organizational and strategic performance, evaluated by the Committee and weighted at 30%; and

•	Individual performance, including achievement of pre-established goals, leadership and ethics, and overall value that the officer created for the Company.
The illustration below summarizes the framework the Committee uses to determine individual officer bonus payouts:

[	Base Salary	x	Bonus Target (as % of Base Salary)	=	Target Bonus Opportunity	]	x	Company Performance Score 70% Quantitative Performance 30% Organizational / Strategic Performance	+/-	Individual Performance Adjustment	=	Annual Bonus Payout
Beginning in 2015, the Committee established that quantitative Company performance is capped at no greater than target (100%) when the Company experiences either negative earnings or negative TSR. With the 70% weighting applied to the quantitative performance in a year with negative earnings or TSR, the quantitative performance portion of the Company performance score would be limited to no greater than 70%. The quantitative and qualitative scores can be between 0% and 200% (target is 100%). The final payout for each NEO may be adjusted based on the Committee’s discretionary assessment of the NEO’s individual performance.
2015 QUANTITATIVE PERFORMANCE METRICS
During the first quarter of 2015, the Committee established the performance goals for the bonus program, taking into consideration key financial, safety and operational performance measures that are important indicators of success in our industry and are not excessively influenced by commodity price fluctuations. The Committee determined the target level of performance for each metric by evaluating factors such as performance achieved in the immediately preceding year, anticipated challenges for 2015, the business plan and Company strategy.
The Committee further recognized that the quantitative metric results should not reward the NEOs above target in a year when shareholder experience was negative. Therefore, the Committee implemented a design feature that would cap the quantitative performance at target (100%) if the Company experienced either negative earnings or negative TSR.

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The following table shows the targets and weightings established by the Committee and the performance achieved during 2015.

Strategic Imperative	Weight (%)	Performance Measure	Target	Performance Achieved
Living Our Values	17	TRIR(1)	0.67	0.39
		Spills to the Environment(2) ≥ 1 bbl	58	47
		Process Safety Incidents(3)	2	1
		Serious Event Rate(4)	0.45	0.37
Profitable & Sustainable Growth	33	Production, MBOEPD(5)	383	386
		SCO Production, MBPD(6)	40	44
Operating & Capital Efficiency	50	Cash Costs, $/BOE(7)	12.60	10.18
		F & D Cost, $/BOE Reserve(8)	38	17.04
Quality & Material Resource Capture		Resource Additions, MMBOE(9)	600	503
(1)    Calculated according to the same formula as the Occupational Safety and Health Administration (“OSHA”) Recordable Incident Rate by dividing (a) the total number of OSHA recordable incidents multiplied by 200,000 by (b) the total number of hours worked. This metric includes both Company employees and contractors, and applies to Company-operated properties only.
(2)    Includes the number of all produced and chemically-treated fluid spills with a volume greater than or equal to one barrel outside of secondary containment on Company-operated properties. This metric applies to Company-operated properties only.
(3)    Includes incidents at Company-designated facilities that constitute a Process Safety Event Tier 1 as defined by American Petroleum Institute Recommended Practice 754 (Process Safety Performance Indicators for the Refining and Petrochemical Industries).
(4)    Comprised of the total number of significant and critical severity events (as defined in the Company’s Event Reporting and Management Standard) and exposure hours, calculated by dividing (a) the number of events multiplied by 200,000 by (b) total exposure hours. This metric applies to Company-operated properties only.
(5)    Represents our North America E&P and International E&P segments available for sale, adjusted for pricing effects of production sharing contracts, catastrophic events, changes in business climate, acquisitions, and divestitures. This metric excludes Libya.
(6)    Calculated as net synthetic crude oil production (bitumen after royalties and upgrading, excluding blend-stocks), adjusted for price, business climate, acquisitions and divestitures.
(7)    Calculated by dividing (a) production expense (direct and indirect expense) and unallocated corporate general and administrative expense, adjusted for foreign exchange rates, legal settlements, acquisitions and divestitures, bonus accruals, and certain special items by (b) recorded sales adjusted for pricing effects of production sharing contracts and acquisitions and divestitures. This metric excludes Libya and Oil Sands Mining.
(8)    Calculated by dividing (a) capital expenditures and cash exploration expenditures adjusted for foreign exchange rate, capitalized interest and capitalized asset retirement obligations from our North America E&P, International E&P and Oil Sands Mining segments by (b) reserves excluding dispositions and price related changes. This metric excludes Libya.
(9)    Proved, Probable and Contingent resource additions, including acquisitions, excluding dispositions. This metric excludes Libya.
Upon review of the quantitative outcomes relative to targeted performance and the Company’s negative earnings and TSR, the Committee capped the quantitative portion of the program, representing 70% of the total bonus award opportunity, at target. Prior to application of the cap, the quantitative metrics would have funded at 169%.

MARATHON OIL | 2016 PROXY STATEMENT 29

2015 ORGANIZATIONAL AND STRATEGIC PERFORMANCE
After assessing the Company’s financial and operational performance, as detailed in “Compensation Discussion and Analysis—Executive Summary,” the Committee evaluated the organizational and strategic performance achievements, representing 30% of the total bonus award opportunity. The Committee also considered the Company’s absolute and relative shareholder return performance, within the context of the difficult commodity price environment. Upon review of these qualitative outcomes, the Committee concluded that the Company had achieved overall performance at target expectations.
2015 INDIVIDUAL PERFORMANCE
Although our annual bonus program applies a framework and uses goals and formulas, the Committee maintains discretion to adjust individual cash bonuses to recognize critical performance factors and accomplishments that may not have been fully considered in the performance score calculation. In evaluating our NEOs’ contributions during 2015, the Committee considered each NEO’s specific contribution to our Company’s key achievements, including those discussed under “Compensation Discussion and Analysis—Executive Summary.” Following this consideration, the Committee determined to make no individual adjustments to the NEOs’ 2015 bonuses, except with respect to Mr. Little. In recognition of Mr. Little’s leadership through a period of significant change, including the Company’s scale back of conventional exploration and the sale of certain non-core assets, the Committee determined that Mr. Little’s payout would not be subject to the discretionary reduction discussed below.
ANNUAL CASH BONUS PAYOUTS EARNED FOR 2015
Taking into consideration the Company’s quantitative performance, the Company’s qualitative financial and operational performance and individual performance, the Committee initially determined to assess overall performance under the 2015 bonus program at 100% of target. However, the Committee also recognized the meaningful impact low commodity prices have had on our stock price. Accordingly, the Committee exercised its discretion to lower the final aggregate quantitative and qualitative results under the 2015 bonus program by 10%, to 90% of target, to align the bonus payouts with the stockholder impact in 2015. For the reasons discussed above, Mr. Little’s payout remained at 100% of target.

	Base Salary as of December 31, 2015	Bonus Target	Target Bonus Opportunity	Percent of Target Achieved	Actual Bonus Payout
Mr. Tillman	$1,050,000	125%	$1,312,500	90%	$1,181,250
Mr. Sult	$600,000	85%	$510,000	90%	$459,000
Ms. Kerrigan	$575,000	85%	$488,750	90%	$439,880
Mr. Robertson	$510,000	85%	$433,500	90%	$390,150
Mr. Little	$500,000	85%	$425,000	100%	$425,000

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LONG-TERM INCENTIVE AWARDS
Long-term incentive, or LTI, awards align the interests of NEOs and stockholders over the long term. These awards assist NEOs in establishing and maintaining significant equity ownership and place a meaningful portion of compensation at risk based on our common stock price performance. Long-term incentives also encourage retention through continued service requirements and are intended to represent the largest portion of the NEOs’ total direct compensation.
The Committee awards LTIs based on an intended award value that reflects competitive market data, each NEO’s performance and each NEO’s intended target total compensation. The 2015 intended award value for NEOs was allocated 50% to performance units, 20% to stock options and 30% to restricted stock.
ANNUAL GRANT PROCESS
Each year, the Committee grants LTI awards at its regularly scheduled February meeting, the date of which is generally set at least one year in advance. The grant date for such awards is generally the meeting date; however, for awards approved after market close, the grant date is the next trading day.
The actual LTI value realized by each NEO depends on the price of the underlying shares of common stock at the time of vesting or exercise, and, in the case of performance units, our TSR relative to that of the companies in our Peer Group.
2015 LONG-TERM INCENTIVE AWARDS
After considering competitive market data, the demand for talent, cost considerations, and the performance of the Company and the NEOs, the Committee awarded LTIs to each NEO on February 25, 2015 consistent with our normal grant timeline. The Committee awards LTIs based on intended value, which reflects established compensation valuation methodologies that are similar to, but can differ from, the methodologies used for accounting purposes as reflected in the Summary Compensation Table and Grants of Plan-Based Awards Table. See the Grants of Plan-Based Awards Table for additional detail about each LTI award.

Total 2015 LTI Awards Intended Value
Name	Annual Grants
Mr. Tillman	$7,300,000
Mr. Sult	$2,300,000
Ms. Kerrigan	$2,000,000
Mr. Robertson	$2,000,000
Mr. Little	$2,000,000

PERFORMANCE UNITS
The Committee believes that a performance unit program based on TSR relative to peer companies aligns pay and Company performance. The industry peers selected for each performance cycle generally match the industry peers comprising the prevailing Peer Group used for compensation benchmarking. TSR is determined by adding the sum of stock price appreciation or reduction per share, plus cumulative dividends per share for the performance period, and dividing that total by the beginning stock price per share. For purposes of this calculation, the beginning and ending stock prices are the averages of the closing stock prices for the month immediately preceding the beginning and ending dates of the performance period. If the TSR at the end of the performance period is negative, the payout percentage is capped at 100% regardless of ranking. The Committee has discretion to reduce the final payment associated with any performance unit award. Performance units, when earned, are paid in cash.

MARATHON OIL | 2016 PROXY STATEMENT 31

2015 PERFORMANCE UNITS
In February 2015, the Committee awarded the NEOs performance units that will vest based on relative TSR for the three-year performance period ending December 31, 2017. The value of each underlying unit tracks the price of a share of our common stock. The percentage of units earned ranges from 0% to 200% of the units granted. When the award is settled, NEOs will receive dividend equivalents paid in cash for a number of shares equal to the number of units granted multiplied by the payout percentage. Dividend equivalents accrue and are paid based on performance at the end of the performance period. Earned awards are paid in cash shortly after the completion of the performance period with the final cash value impacted both by relative TSR rank and our common stock price. In the event that any companies in our Peer Group undergo a change in corporate capitalization or a corporate transaction during the performance period, the Committee may evaluate whether such company will be replaced in the Peer Group. The Committee has designated Southwestern Energy, Continental Resources, and Concho Resources as replacement companies (in that order). The payout percentages for each ranking are:

MRO TSR Ranking	1	2	3	4	5	6	7	8	9	10	11	12	13
Payout (% of Target)	200%	183%	167%	150%	133%	117%	100%	83%	67%	50%	0%	0%	0%
2014 PERFORMANCE UNITS
The performance units granted in February 2014 have a performance period end date of December 31, 2016. See the Outstanding Equity Awards at 2015 Fiscal Year-End Table for information about the estimated payouts of the 2014 performance units.

MRO TSR Ranking	1	2	3	4	5	6	7	8	9	10	11	12
Payout (% of Target)	200%	182%	164%	145%	127%	109%	91%	73%	54%	0%	0%	0%
2013 PERFORMANCE UNITS
The performance units granted in February 2013 had a performance period end date of December 31, 2015. The payout percentages for each ranking are:

MRO TSR Ranking	1	2	3	4	5	6	7	8	9	10	11	12
Payout (% of Target)	200%	182%	164%	145%	127%	109%	91%	73%	54%	0%	0%	0%
For the performance period we ranked ninth out of twelve companies.
In January 2016, the Committee determined final payout values for Sylvia J. Kerrigan, Lance W. Robertson, and T. Mitch Little, who were the only NEOs employed as officers when the 2013 performance units were granted. The payout, which was made in January 2016, is included in the Summary Compensation Table in the Non-Equity Incentive Plan Compensation column.
STOCK OPTIONS
Stock options provide a direct link between officer compensation and the value delivered to stockholders. The Committee believes that stock options are inherently performance-based, as option holders only realize compensation if the value of our stock increases following the grant date.
Stock options granted according to our normal annual grant timeline generally have a three-year pro-rata vesting period and a maximum term of ten years. Additional information on these awards, including the number of shares subject to each award, is shown in the Grants of Plan-Based Awards Table.

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RESTRICTED STOCK
The Committee awards restricted stock for diversification of the LTI award mix, for consistent alignment between executives and stockholders, and for retention purposes. Restricted stock provides recipients with the opportunity for capital accumulation and a more predictable long-term incentive value than is provided by performance units or stock options.
Restricted stock awarded according to our normal annual grant schedule typically vests in full on the third anniversary of the grant date. Prior to vesting, restricted stock recipients have the right to vote and receive dividends on the restricted shares.

OTHER BENEFITS
PERQUISITES
We offer limited perquisites to our NEOs. We believe these perquisites are reasonable, particularly because the cost of these benefits constitutes a small percentage of each NEO’s total compensation. The Committee assesses these perquisites at least annually as part of its total competitive review. We do not provide any tax gross-ups on these perquisites. The perquisites provided to our NEOs include reimbursement for certain tax, estate, and financial planning services up to $15,000 per year, an enhanced annual physical examination, limited personal use of Company aircraft, and a Company provided car and driver for our CEO. Our NEOs also participate in the health, retirement, and other benefit plans generally available to our U.S. employees.
See the “All Other Compensation” column of the Summary Compensation Table and the footnotes following the Summary Compensation Table for additional details concerning the perquisites provided to our NEOs in 2015.
RETIREMENT BENEFITS
We offer our NEOs the opportunity to provide for retirement through four plans:

•	Marathon Oil Company Thrift Plan (“Thrift Plan”) – A tax-qualified 401(k) plan.

•	Retirement Plan of Marathon Oil Company (“Retirement Plan”) – A tax-qualified defined benefit pension plan.

•	Excess Benefit Plan (“Excess Plan”) – A nonqualified plan allowing employees to accrue benefits above the tax limits, with components attributable to both the Retirement Plan and the Thrift Plan.

•
Marathon Oil Company Deferred Compensation Plan (“Deferred Compensation Plan”) – A nonqualified plan that grows when an NEO accrues benefits above the tax limits in the Thrift Plan or when an NEO defers a portion of their compensation.

Benefits payable under our qualified and nonqualified plans are described in more detail in “Post-Employment Benefits” and “Nonqualified Deferred Compensation.”
We also sponsor retiree medical plans for a broad-based group of employees, including the NEOs. The Committee has determined that providing these arrangements plays a meaningful role in attracting and retaining qualified employees and executives.
SEVERANCE BENEFITS
Our NEOs do not have employment agreements entitling them to any special executive severance payments, other than the change in control termination benefits described below. The Board may exercise discretion to make executive severance payments to executives on a case-by-case basis. We have a policy requiring that our Board seek stockholder approval or ratification of certain severance agreements, including agreements providing change

MARATHON OIL | 2016 PROXY STATEMENT 33

in control benefits, for senior executive officers that would require payment of cash severance benefits exceeding 2.99 times the officer’s salary plus bonus for the prior calendar year.
We believe change in control benefits are necessary to attract and retain talent within our industry, ensure continuity of management in the event of a change in control and provide our NEOs with the security to make decisions that are in the best interests of our stockholders. Our change in control benefits are described in more detail under “Potential Payments upon Termination or Change in Control.”

STOCK OWNERSHIP REQUIREMENTS AND ANTI-HEDGING & ANTI-PLEDGING POLICIES
All of our officers who are “executive officers” for purposes of Section 16 of the Exchange Act are subject to our stock ownership requirements, which are intended to reinforce the alignment of interests between our officers and stockholders. The stock ownership requirements are as follows:

•	CEO – six times base salary;

•	Executive Vice Presidents – four times base salary; and

•	Vice Presidents – two times base salary.
Executive officers have five years from their respective appointment dates to achieve the designated stock ownership level. The Committee reviews each executive officer’s progress toward the requirements on at least an annual basis to determine whether the market value of shares, including the value of unvested shares not subject to performance conditions, satisfies our requirements. Executive officers who do not hold the required level of stock ownership, including Ms. Kerrigan, who previously attained the required ownership level but has fallen below due to the recent significant decrease in our share price, are expected to hold the shares they receive upon vesting of restricted stock or exercise of stock options (after payment of exercise prices and after taxes) until they have met their requirement. Each NEO other than Ms. Kerrigan is currently within the five year window.
To ensure that they bear the full risks of stock ownership, officers are prohibited from engaging in hedging transactions related to our stock. Officers are also prohibited from pledging or creating a security interest in any shares of our common stock they hold, including shares in excess of the applicable ownership requirement.

TAX CONSIDERATIONS
The Committee considers the tax effects to the Company and the NEOs when making executive compensation decisions to deliver compensation in a tax-efficient manner. However, the Committee’s priority is to provide performance-based and competitive compensation. Therefore, some compensation paid to NEOs is not deductible due to the limitations of Section 162(m) of the Internal Revenue Code.
As required under Section 162(m), our stockholders approved the material terms of performance goals for awards to NEOs, which are contained in our 2012 Incentive Compensation Plan. These performance goals include both financial and operational measures. For purposes of qualifying annual cash bonus payments to our NEOs as “performance-based compensation” under Section 162(m) in 2015, we used both financial and operational goals to establish maximum potential payment amounts. The determination of actual annual cash bonus payments for NEOs is described above under “Annual Cash Bonus.” Performance units and stock options are also performance-based compensation for purposes of Section 162(m).

34     MARATHON OIL | 2016 PROXY STATEMENT

EXECUTIVE COMPENSATION
The following table summarizes the total compensation for each NEO for the years shown.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non‑ Equity Incentive Plan Compensation(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Lee M. Tillman	2015	1,050,000	500,000	6,299,598	1,755,082	1,181,250	234,292	256,619	11,276,841
President and Chief Executive Officer	2014	1,036,346	500,000	4,301,154	3,466,985	1,706,250	249,489	237,843	11,498,067
	2013	392,307	3,875,000	3,813,995	2,609,206	0	35,246	42,153	10,767,907
John R. Sult	2015	600,000	0	1,984,827	552,973	459,000	107,638	104,720	3,809,158
Executive Vice President and Chief Financial Officer	2014	600,000	0	1,290,384	1,040,099	663,000	117,093	136,800	3,847,376
	2013	182,308	765,000	1,045,584	996,745	0	16,781	20,092	3,026,510
Sylvia J. Kerrigan	2015	575,000	0	1,725,931	480,845	439,880	78,002	113,647	3,413,305
Executive Vice President, General Counsel and Secretary	2014	575,000	0	1,167,467	941,042	1,918,739	879,494	112,435	5,594,177
	2013	575,000	733,000	1,113,954	673,050	788,487	205,407	108,569	4,197,467
Lance W. Robertson	2015	510,000	0	1,725,931	480,845	390,150	60,154	107,754	3,274,834
Vice President, Resource Plays	2014	458,019	0	1,239,418	594,342	563,550	70,054	78,735	3,004,118
	2013	392,211	526,000	1,371,882	353,850	0	51,322	65,141	2,760,406
T. Mitchell Little	2015	500,000	0	1,725,931	480,845	425,000	706,766	79,275	3,917,817
Vice President, Conventional	2014	423,558	0	1,239,418	594,342	552,500	1,101,270	64,064	3,975,152
	2013	344,904	422,000	1,371,882	353,850	0	213,815	52,278	2,758,729
(1)    This column reflects payouts made under the Annual Cash Bonus Plan for years prior to 2014. For Mr. Tillman, this column also includes installments of the cash sign-on bonus he received in connection with the commencement of his employment with us in August 2013: $2,000,000 in 2013, $500,000 in 2014, and $500,000 in 2015.
(2)    This column reflects the aggregate grant date fair values calculated in accordance with generally accepted accounting principles in the United States regarding stock compensation. Assumptions used in the calculation of these amounts are included in footnote 21 to our consolidated financial statements in our annual reports on Form 10-K for the year ended December 31, 2015 and footnote 20 to our consolidated financial statements in our annual reports on Form 10-K for the years ended December 31, 2014, and December 31, 2013, respectively. For 2014 and 2015, the Stock Awards column also includes the grant date fair value of the share-denominated performance units granted in February 2014 and February 2015 respectively, which ultimately will be settled in cash. The value ultimately realized by the officers upon the actual vesting of the awards may or may not be equal to this determined value, as these awards are subject to market conditions and have been valued based on an assessment of the market conditions as of the grant date. See the “Grants of Plan-Based Awards Table” and “Long-Term Incentive Awards” for further detail on our performance unit program.
(3)    This column reflects the 2015 and 2014 annual cash bonus payments, determined by the Compensation Committee and paid in February 2016 and February 2015 respectively, pursuant to the Company’s Annual Cash Bonus Plan. These awards are discussed in further detail under “Annual Cash Bonus.” The amounts shown in this column also reflect the vested value of performance units earned by our NEOs during the performance period that ended on December 31, 2014 and December 31, 2013 respectively. In 2013, we changed the design of our performance units which resulted in reporting performance unit values in the Stock Awards column as of the date granted instead of Non-Equity Incentive column as of the date earned. This means an NEO could show performance unit values in both columns during the overlapping 3 year vesting period. For 2014, the only NEO whose performance unit value appears in both columns is Ms. Kerrigan.
(4)    This column reflects the annual change in accumulated benefits under our retirement plans. See “Post-Employment Benefits” for more information about our defined benefit plans and the assumptions used in calculating these amounts. No

MARATHON OIL | 2016 PROXY STATEMENT 35

deferred compensation earnings are reported in this column because our non-qualified deferred compensation plans do not provide above-market or preferential earnings.
(5)    The following table describes each component of the All Other Compensation column for 2015 in the Summary Compensation Table.

Name	Personal Use of Company Aircraft(a) ($)	Company Physicals(b) ($)	Tax & Financial Planning(c) ($)	Miscellaneous Perks(d) ($)	Company Contributions to Defined Contribution Plans(e) ($)	Matching Contributions(f) ($)	Total All Other Compensation ($)
Lee M. Tillman	0	1,310	15,000	31,372	192,937	16,000	256,619
John R. Sult	0	1,310	0	0	88,410	15,000	104,720
Sylvia J. Kerrigan	0	1,310	12,610	0	84,727	15,000	113,647
Lance W. Robertson	0	1,310	16,829	0	75,149	14,466	107,754
T. Mitchell Little	0	1,310	3,250	0	73,675	1,040	79,275
(a)    While limited personal use of the company aircraft is permitted for NEOs, no NEO used the aircraft for this purpose in 2015.
(b)    All regular employees in the United States, including our NEOs, are eligible to receive annual physical and wellness incentives. However, officers may receive an enhanced physical under the executive physical program. This column reflects the average incremental cost of the executive physical program over the employee physical program. Due to Health Insurance Portability and Accountability Act (“HIPAA”) confidentiality requirements, we do not disclose actual use of this program by individual officers.
(c)    This column reflects reimbursement for professional advice related to tax, estate, and financial planning. The maximum annual benefit is $15,000, and reimbursements are attributed to the calendar year in which services are performed. Due to processing delays, the actual amount reimbursed to an officer may exceed $15,000 in a given year.
(d)    This column reflects access to a Company provided car and driver for Mr. Tillman as business needs dictate. This benefit is offered to Mr. Tillman to allow the efficient use of his time and to provide safe transportation given the demands of his role, including travel, after hours/weekend obligations and extended work hours. We provide access to this benefit because we believe that the cost is outweighed by the convenience, increased safety and efficiency that it offers.
(e)    This column reflects amounts contributed by us under the Thrift Plan and related non-qualified deferred compensation plans. See “Post-Employment Benefits” and “Nonqualified Deferred Compensation” for more information about the non-qualified plans.
(f)    The amounts shown represent contributions made on behalf of the NEOs under our matching gifts programs for approved not-for-profit charities.

36     MARATHON OIL | 2016 PROXY STATEMENT

GRANTS OF PLAN‑BASED AWARDS IN 2015
The following table provides information about all plan-based long-term incentive awards (stock options, restricted stock, and performance units) granted to each named executive officer during 2015. The awards listed in the table were granted under the 2012 Incentive Compensation Plan (the “2012 Plan”) and are described in more detail in “Compensation Discussion and Analysis.”

			Estimated Future Payouts Under Non‑Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards(2) ($)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Lee M. Tillman	Annual Cash Bonus		0	1,312,500	2,625,000							0
	Performance Units(1)	2/25/2015				67,744	135,487	270,974				3,937,252
	Stock Options	2/25/2015								256,591	29.06	1,755,082
	Restricted Stock	2/25/2015							81,292			2,362,346
John R. Sult	Annual Cash Bonus		0	510,000	1,020,000							0
	Performance Units(1)	2/25/2015				21,344	42,688	85,376				1,240,513
	Stock Options	2/25/2015								80,844	29.06	552,973
	Restricted Stock	2/25/2015							25,613			744,314
Sylvia J. Kerrigan	Annual Cash Bonus		0	488,750	977,500							0
	Performance Units(1)	2/25/2015				18,560	37,120	74,240				1,078,707
	Stock Options	2/25/2015								70,299	29.06	480,845
	Restricted Stock	2/25/2015							22,272			647,224
Lance W. Robertson	Annual Cash Bonus		0	433,500	867,000							0
	Performance Units(1)	2/25/2015				18,560	37,120	74,240				1,078,707
	Stock Options	2/25/2015								70,299	29.06	480,845
	Restricted Stock	2/25/2015							22,272			647,224
T. Mitchell Little	Annual Cash Bonus		0	425,000	850,000							0
	Performance Units(1)	2/25/2015				18,560	37,120	74,240				1,078,707
	Stock Options	2/25/2015								70,299	29.06	480,845
	Restricted Stock	2/25/2015							22,272			647,224
(1)    Performance units, discussed under “Long-Term Incentive Awards,” are denominated as an equivalent of one share of our common stock and, if earned, are paid in cash.
(2)    The amounts shown in this column reflect the total grant date fair values of stock options, restricted stock, and performance units calculated in accordance with generally accepted accounting principles in the United States regarding stock compensation. The Black-Scholes value used for the stock options granted on February 25, 2015 was $6.837. The value ultimately realized by each NEO upon the actual vesting of the award(s) or exercise of the stock option(s) may or may not be equal to this determined value. Valuation assumptions used in the calculation of these amounts are included in footnote 21 to our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2015. See “Long-Term Incentive Awards” for more information about restricted stock, stock options, and stock-based performance unit awards.

MARATHON OIL | 2016 PROXY STATEMENT 37

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END
The following table provides information about the unexercised stock options (vested and unvested) and unvested restricted stock held by each NEO as of December 31, 2015.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options				Restricted Stock/Units		Equity Incentive Plan Awards (Performance Units)
Name and Grant Date	Exercisable (#)	Unexercisable(1) (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights that Have Not Vested(4) (#)	Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(5) ($)
Lee M. Tillman
8/15/2013	153,257	76,629	34.65	8/15/2023
2/25/2014	110,063	220,126	34.03	2/25/2024
2/25/2015	0	256,591	29.06	2/25/2025
	263,320	553,346
					215,150	6,252,259
2014							84,262	2,448,654
2015							135,487	1,968,626
John R. Sult
9/11/2013	54,333	27,167	36.49	9/11/2023
2/25/2014	33,019	66,038	34.03	2/25/2014
2/25/2015	0	80,844	29.06	2/25/2025
	87,352	174,049
					47,805	1,389,213
2014							25,279	734,608
2015							42,688	620,257
Sylvia J. Kerrigan
6/01/2006	10,851	0	23.69	6/1/2016
5/30/2007	8,568	0	38.25	5/30/2017
5/28/2008	6,679	0	32.06	5/28/2018
5/27/2009	14,991	0	18.32	5/27/2019
2/24/2010	48,499	0	18.28	2/24/2020
2/23/2011	62,786	0	30.81	2/23/2021
2/28/2012	65,300	0	35.06	2/28/2022
2/26/2013	42,733	21,367	32.86	2/26/2023
2/25/2014	29,874	59,749	34.03	2/25/2024
2/25/2015	0	70,299	29.06	2/25/2025
	290,281	151,415
					45,008	1,307,932
2013							22,600	106,785
2014							22,871	664,631
2015							37,120	539,354
Lance W. Robertson
2/28/2012	9,542	0	35.06	2/28/2022
8/31/2012	8,525	0	27.82	8/31/2022
2/26/2013	22,466	11,234	32.86	2/26/2023
2/25/2014	18,868	37,736	34.03	2/25/2024
2/25/2015	0	70,299	29.06	2/25/2025
	59,401	119,269
					61,397	1,784,197
2013							11,900	56,228

38     MARATHON OIL | 2016 PROXY STATEMENT

2014							14,445	419,772
2015							37,120	539,354
T. Mitchell Little
5/30/2007	7,661	0	38.25	5/30/2017
5/28/2008	5,908	0	32.06	5/28/2018
5/25/2011	18,947	0	33.06	5/25/2021
8/31/2011	2,309	0	26.92	8/31/2021
2/28/2012	5,009	0	35.06	2/28/2022
2/26/2013	22,466	11,234	32.86	2/26/2023
2/25/2014	18,868	37,736	34.03	2/25/2024
2/25/2015	0	70,299	29.06	2/25/2025
	81,168	119,269
					61,397	1,784,197
2013							11,900	56,228
2014							14,445	419,772
2015							37,120	539,354
(1)    All stock options listed in this column vest in one-third increments on each anniversary of the grant date.
(2)    This column reflects the number of shares of unvested restricted stock held by our NEOs on December 31, 2015.

Name	Grant Date		# of Unvested Shares	Vesting Date
Lee M. Tillman	8/15/2013		91,727	8/15/2016
	2/25/2014		42,131	2/25/2017
	2/25/2015		81,292	2/25/2018
		Total:	215,150
John R. Sult	9/11/2013		9,552	9/11/2016
	2/25/2014		12,640	2/25/2017
	2/25/2015		25,613	2/25/2018
		Total:	47,805
Sylvia J. Kerrigan	2/26/2013		11,300	2/26/2016
	2/25/2014		11,436	2/25/2017
	2/25/2015		22,272	2/25/2018
		Total:	45,008
Lance W. Robertson	2/26/2013		6,000	2/26/2016
	5/10/2013		4,647	5/10/2016
	9/25/2013		8,596	9/25/2016
	2/25/2014		7,223	2/25/2017
	7/30/2014		12,659	7/30/2017
	2/25/2015		22,272	2/25/2018
		Total:	61,397
T. Mitchell Little	2/26/2013		6,000	2/26/2016
	5/10/2013		4,647	5/10/2016
	9/25/2013		8,596	9/25/2016
	2/25/2014		7,223	2/25/2017
	7/30/2014		12,659	7/30/2017
	2/25/2015		22,272	2/25/2018
		Total:	61,397
(3)    This column reflects the aggregate value of all shares of unvested restricted stock held by each NEO on December 31, 2015, using the December 31, 2015 closing stock price of $12.59. Upon normal retirement, unvested shares are forfeited.

MARATHON OIL | 2016 PROXY STATEMENT 39

(4)    This column represents the number of outstanding share-based performance units. The awards granted in 2013 have a performance period of January 1, 2013 to December 31, 2015. The awards granted in 2014 have a performance period of January 1, 2014 to December 31, 2016. The awards granted in 2015 have a performance period of January 1, 2015 to December 31, 2017.
(5)    The 2013 payouts are shown as actual amounts and reflect a 54% payout based on a completed performance period and a closing share price of $8.75 on January 27, 2016, the date the Committee approved the 2013 performance unit payout. The 2014 estimated payouts are currently tracking at a 54% payout based on performance as of December 31, 2015. Market Value shown reflects a payout at target (100%) and uses the December 31, 2015 closing stock price of $12.59. The 2015 estimated payouts are currently tracking at a 50% payout based on performance as of December 31, 2015. Market Value shown reflects a payout at threshold (50%) and uses the December 31, 2015 closing stock price of $12.59. These estimated payouts are not necessarily indicative of the actual payout at the end of the performance period.

OPTION EXERCISES AND STOCK VESTED IN 2015
The following table provides information about the value realized by the NEOs on option award exercises and restricted stock vesting during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Lee M. Tillman	0	0	9,173	157,317
John R. Sult	0	0	9,551	142,023
Sylvia J. Kerrigan	0	0	12,000	330,240
Lance W. Robertson	0	0	11,795	272,882
T. Mitchell Little	0	0	10,675	233,078
(1)    This column reflects the actual pre-tax income realized by NEOs upon exercise of stock options, which, in each case, is the fair market value of the shares on the exercise date less the grant price.
(2)    This column reflects the actual pre-tax income realized by NEOs upon vesting of restricted stock, which, in each case, is the fair market value of the shares on the vesting date.

POST-EMPLOYMENT BENEFITS
Marathon Oil offers NEOs the opportunity to save for retirement as follows:

•	Marathon Oil Company Thrift Plan (“Thrift Plan”): A tax-qualified 401(k) plan that currently provides for company matching contributions of up to 7% of eligible earnings.

•	Retirement Plan of Marathon Oil Company (“Retirement Plan”): A tax qualified defined benefit pension plan.

•
Excess Benefit Plan (“Excess Plan”): A nonqualified plan. The defined benefit portion allows participants to accrue benefits above the defined benefit tax limits, and the defined contribution portion allows participants to accrue benefits above the defined contribution tax limits.

•
Marathon Oil Company Deferred Compensation Plan (“Deferred Compensation Plan”): A nonqualified plan allowing participants to defer a portion of their compensation and accrue benefits above the Thrift Plan tax limits.

40     MARATHON OIL | 2016 PROXY STATEMENT

All plans have a three-year vesting requirement for company contributions. All NEOs have met the vesting requirement.
See “Nonqualified Deferred Compensation” below for additional information on the Deferred Compensation Plan and the defined contribution portion of the Excess Plan.
RETIREMENT PLAN
In general, all regular full-time and part-time employees in the United States are eligible to participate in the Retirement Plan as of their date of hire.
Benefit accruals are determined under a cash-balance formula, under which plan participants receive pay credits each year equal to a percentage of eligible compensation based on their plan points. Plan points equal the sum of a participant’s age and cash-balance service. Participants with fewer than 50 points receive a 7% pay credit percentage; participants with 50 to 69 points receive a 9% pay credit percentage; and participants with 70 or more points receive an 11% pay credit percentage. Participants are also credited with interest at a rate based on the 30-year Treasury rate, which in 2015 was 3.17%.
For 2015, Mr. Little and Ms. Kerrigan received a pay credit equal to 11% of compensation, Messrs. Tillman and Sult received pay credits equal to 9% of compensation and Mr. Robertson received a pay credit equal to 7% of compensation.
Participants who began employment prior to January 1, 2010 also have a portion of their benefit calculated under a legacy final average pay formula, which is referred to as the Legacy formula. Ms. Kerrigan and Mr. Little are the only NEOs with a Legacy benefit. Up to 37.5 years of participation may be recognized under the formula, and only service earned prior to January 1, 2010 is recognized. Eligible earnings under the Retirement Plan primarily include base salary and annual cash bonuses (including Thrift Plan deferrals but excluding amounts deferred under our nonqualified Deferred Compensation Plan). Long-term incentive compensation is not included. Final average pay was frozen as of July 6, 2015, but vesting service and age continue to be updated under the Legacy formula.
The monthly benefit under the Legacy formula is calculated as follows:

[	1.6%	x	Final Average Pay	x	Years of Participation	]	-	[	1.33%	x	Estimated Primary SS Benefit	x	Years of Participation	]
Normal retirement age under the Retirement Plan is age 65. However, retirement‑eligible participants are able to retire and receive an unreduced benefit under the Legacy formula upon reaching age 62. Retirement Plan benefits include various annuity options and a lump sum distribution option. Participants are eligible for early retirement subsidies under the Legacy formula upon reaching age 50 and completing ten years of vesting service. Both Mr. Little and Ms. Kerrigan are eligible for early retirement subsidies.
We have not granted years of service in addition to the service recognized under the terms of our qualified retirement plans (applicable to a broad-based group of employees) to any NEO for purposes of retirement benefit accruals.
EXCESS PLAN – DEFINED BENEFIT PORTION
The Excess Plan for certain highly compensated employees, including our NEOs, provides benefits that participants would have received under our tax-qualified Retirement Plan but for certain Internal Revenue Code limitations. Eligible compensation under the Excess Plan includes deferred compensation contributions made by NEOs. The Excess Plan also provides an enhancement for officers based on the three highest bonuses earned

MARATHON OIL | 2016 PROXY STATEMENT 41

during their last ten years of employment, instead of the consecutive bonus formula in place for non-officers. Distributions under the Excess Plan are paid in a lump sum following separation from service.
PENSION BENEFITS TABLE
The following table shows the actuarial present value of accumulated benefits payable to each NEO under the Retirement Plan and the defined benefit portion of the Excess Plan as of December 31, 2015. These values have been determined using actuarial assumptions consistent with those used in our financial statements.

Name	Plan Name	Number of Years of Credited Service (1) (#)	Present Value of Accumulated Benefit (2) ($)	Payments During Last Fiscal Year ($)
Lee M. Tillman	Retirement Plan	2.42	67,425	0
	Marathon Oil Company Excess Benefit Plan	2.42	451,602	0
John R. Sult	Retirement Plan	2.33	62,833	0
	Marathon Oil Company Excess Benefit Plan	2.33	178,679	0
Sylvia J. Kerrigan	Retirement Plan	18.67	618,912	0
	Marathon Oil Company Excess Benefit Plan	18.67	2,825,676	0
Lance W. Robertson	Retirement Plan	4.25	68,624	0
	Marathon Oil Company Excess Benefit Plan	4.25	149,927	0
T. Mitchell Little	Retirement Plan	28.58	1,086,388	0
	Marathon Oil Company Excess Benefit Plan	28.58	2,848,031	0
(1)    Represents the number of years the NEO has participated in the plan. However, Plan Participation Service, used to calculate each participant’s benefit under the Legacy formula, was frozen as of December 31, 2009.
(2)    Assuming a discount rate of 4.04%, a lump sum interest rate of 1.54%, the RP2000 combined healthy mortality table weighted 75% male and 25% female, a lump sum election rate of 100% for the non‑qualified plan and 90% for the qualified plan, and retirement at age 62 or the age at measurement date, if older.

42     MARATHON OIL | 2016 PROXY STATEMENT

NONQUALIFIED DEFERRED COMPENSATION
We offer certain employees, including our NEOs, the opportunity to accrue benefits equal to the Company matching contributions they would have received under the Thrift Plan but for certain Internal Revenue Code limitations. Officers generally accrue these benefits in the Deferred Compensation Plan, while other employees accrue such benefits in the defined contribution portion of the Excess Plan. Both plans have a three year vesting requirement for Company contributions. All NEOs have met the vesting requirement. Distributions from the Deferred Compensation Plan and the Excess Plan are paid as a lump sum following separation from service.
DEFERRED COMPENSATION PLAN
The Deferred Compensation Plan is an unfunded, nonqualified plan into which a participant may elect to defer up to 20% of his or her salary and bonus each year. One NEO elected to defer compensation for 2015, Mr. Robertson. Participants are fully vested in their own deferrals under the plan. Additionally, participants can receive company contributions into the plan equal to the maximum potential matching contribution under the Thrift Plan after they have reached defined contribution accruals under the Thrift Plan in excess of tax limits.
The investment options available under the Deferred Compensation Plan generally mirror the core investment options available under the Thrift Plan, except for Marathon Oil common stock, which is not available under the Deferred Compensation Plan.
EXCESS PLAN – DEFINED CONTRIBUTION PORTION
Prior to becoming eligible for participation in the Deferred Compensation Plan, NEOs may have received defined contribution accruals under the Excess Plan. These contributions were available after a participant’s Thrift Plan contributions were limited due to tax requirements and equaled the matching contribution that participants would have received under the Thrift Plan but for limits imposed by tax law. Defined contribution accruals in the Excess Plan are credited with interest equal to that paid in the “Marathon Oil Stable Value Fund” option of the Marathon Oil Company Thrift Plan. The annual rate of return on this option for 2015 was 1.90%.
NONQUALIFIED DEFERRED COMPENSATION TABLE
The following table shows each NEO’s accumulated benefits under our nonqualified savings and deferred compensation plans for 2015.

Name	Plan Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(2) ($)
Lee M. Tillman	Deferred Compensation	0	174,387	(3,039)	0	374,573
John R. Sult	Deferred Compensation	0	69,860	8,322	0	161,225
Sylvia J. Kerrigan	Excess Benefit Plan	0	0	801	0	43,401
	Deferred Compensation	0	66,177	9,661	0	548,968
Lance W. Robertson	Excess Benefit Plan	0	0	375	0	20,340
	Deferred Compensation	75,149	56,599	(4,317)	0	239,745
T. Mitchell Little	Excess Benefit Plan	0	0	1,223	0	66,265
	Deferred Compensation	0	55,125	139	0	134,815
(1)    The amounts shown in this column are also included in the All Other Compensation column of the Summary Compensation Table.
(2)    Certain portions shown for each NEO were also reported in the Summary Compensation Tables of our proxy statements in prior years.

MARATHON OIL | 2016 PROXY STATEMENT 43

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
As a matter of policy, we do not enter into employment, severance, or change in control agreements with our NEOs. Rather, we provide an Executive Change in Control Severance Benefits Plan, which is described in more detail below.
RETIREMENT OR SEPARATION
Upon retirement or separation, our NEOs are entitled to receive their vested benefits that have accrued under our broad-based and executive benefit programs. For more information see “Post-Employment Benefits” and “Nonqualified Deferred Compensation.”
If an NEO retires, meaning the NEO separates employment after attaining age 50 with at least ten years of vesting service, unvested stock options granted prior to July 30, 2014 become immediately vested while unvested stock options granted July 30, 2014 and later are forfeited. Unvested restricted stock awards are forfeited upon retirement (except in the case of mandatory retirement at age 65). Unvested performance units are forfeited upon retirement unless the NEO has worked more than half of the performance period, in which case awards may be vested on a prorated basis at the Committee’s discretion. Of the NEOs, only Mr. Little and Ms. Kerrigan are currently retirement eligible.
DEATH OR DISABILITY
In the event of death or disability, our NEOs (or the beneficiary or estate, as defined by the plan terms) would be entitled to vested benefits accrued under our broad-based and executive benefits programs. Long-term incentive awards would immediately vest in full upon the death of an NEO, with performance units vesting at the target level. In the event of disability, long-term incentive awards would continue to vest as if the NEO remained actively employed for up to 24 months during the period of disability.
CHANGE IN CONTROL
To encourage our NEOs to continue their dedication to their assigned duties where a change in control of the Company is under consideration, our Executive Change in Control Severance Benefits Plan (the “Change in Control Plan”) provides certain severance benefits if employment is terminated under certain circumstances following a change in control or during a potential change in control.
Under the Change in Control Plan, a change in control will have occurred if:

•	any person not affiliated with Marathon Oil acquires 20% or more of the voting power of our outstanding securities;

•
our Board no longer has a majority comprised of (1) individuals who were directors on the effective date of the plan and (2) new directors (other than directors who join our Board in connection with an election contest) approved by two-thirds of the directors then in office who (a) were directors on the effective date of the plan or (b) were themselves previously approved by our Board in this manner;

•	we merge with another company and, as a result, our stockholders hold less than 50% of the surviving entity’s voting power immediately after the transaction;

•	our stockholders approve a plan of complete liquidation of Marathon Oil; or

•	we sell all or substantially all of our assets.

44     MARATHON OIL | 2016 PROXY STATEMENT

In addition, a potential change in control could occur if any person takes certain actions that could result in a change in control. The definition of a potential change in control for purposes of the Change in Control Plan is complex but, in general, would occur if:

•	Marathon Oil enters into an agreement which could result in a change in control;

•	any person becomes the owner of 15% or more of our common stock;

•	any person or entity publicly announces an intention to take over Marathon Oil; or

•	our Board determines that a potential change in control has occurred.
If an NEO is terminated without cause or resigns for good reason following a change in control or during a potential change in control, he or she will be entitled to the following:

•
a cash payment of up to three times the sum of the NEO’s current salary on the termination date plus the average bonus awarded to the NEO in the three years before the termination or change in control (or during the period of employment if less than three years);

•	life and health insurance benefits for up to 36 months after termination, at the lesser of the current cost or the active employee cost;

•	an additional three years of service credit and three years of age credit for purposes of retiree health and life insurance benefits;

•	a cash payment equal to the difference between the amount receivable under our defined contribution plan and the amount which would have been received if the NEO’s savings had been fully vested;

•
a cash payment equal to the actuarial equivalent of the difference between the amounts receivable by the NEO under the final average pay formula in our pension plans and the amounts which would be payable if (a) the NEO had an additional three years of participation service credit, (b) the NEO’s final average pay would be the higher of salary at the time of the change in control event or termination plus his or her highest annual bonus from the preceding three years, (c) for purposes of determining early retirement commencement factors, the NEO had three additional years of vesting service credit and three additional years of age, and (d) the NEO’s pension had been fully vested; and

•	a cash payment equal to the difference between the amount receivable under our defined benefit plan and the amount which would have been received if the NEO’s savings had been fully vested.
These benefits are not payable if the termination is for cause or due to mandatory retirement, death, disability or resignation (other than for good reason) by the NEO.
The program includes no provisions to reimburse or “gross up” tax obligations following a change in control.
Immediately upon a change in control or upon an NEO’s termination of employment during a potential change in control, unvested stock options and restricted stock vest in full. If a change in control occurs prior to the end of a performance period, unvested performance units vest in full as follows:

•	performance units granted prior to 2015 vest at the target level; and

•
performance units granted after 2014 will vest at the applicable performance percentage based on Marathon Oil’s actual relative TSR ending on the day immediately prior to the date of the change of control.

The Change in Control Plan will continue in effect during a potential change in control period and for two years after a change in control.
We have a policy that our Board will seek stockholder approval or ratification of any severance agreement for a senior executive officer (other than agreements consistent with our 2001 change in control policy, which is

MARATHON OIL | 2016 PROXY STATEMENT 45

reflected in the Change in Control Plan) that generally requires payment of cash severance benefits exceeding 2.99 times a senior executive officer’s salary plus bonus for the prior calendar year.
The following tables assume a termination date or change in control date of December 31, 2015, the last business day of 2015. The value of the equity awards (accelerated vesting of restricted stock awards, stock options and performance unit awards) was calculated using the December 31, 2015 closing market price for our common stock ($12.59). The value of performance unit awards assumes that the 2014 and 2015 Performance Units would vest and be paid out at target.
Payments upon a Change in Control without Termination of Employment

Name	Accelerated Vesting of LTI ($)
Lee M. Tillman	9,094,645
John R. Sult	2,576,986
Sylvia J. Kerrigan	2,309,989
Lance W. Robertson	2,271,467
T. Mitchell Little	2,271,467
Payments upon a Change in Control or Potential Change of Control Followed by Termination of Employment with Good Reason or by the Company without Cause

Name	Accelerated Vesting of LTI ($)	Severance Payment(1) ($)	Health and Welfare Benefits(2) ($)	Retirement Enhancement(3) ($)	Total Payments ($)
Lee M. Tillman	9,094,645	8,521,875	84,400	0	17,700,920
John R. Sult	2,576,986	3,942,000	74,619	0	6,593,605
Sylvia J. Kerrigan	2,309,989	3,848,379	151,175	1,965,321	8,274,864
Lance W. Robertson	2,271,467	3,094,551	81,628	0	5,447,646
T. Mitchell Little	2,271,467	2,824,500	142,982	1,681,306	6,920,255
(1)    Messrs. Tillman and Sult and Ms. Kerrigan are subject to the policy concerning Severance Agreements with Senior Executive Officers that requires payment of cash severance benefits in an amount exceeding 2.99 times the sum of base salary plus previous year’s bonus to be subject to stockholder approval. The amounts shown are maximum amounts, assuming that stockholder approval is obtained.
(2)    Reflects the incremental value of continued coverage and enhanced subsidy for retiree medical coverage assuming an election based on the officer’s current elections regarding plan participation and coverage level.
(3)    Retirement benefits included in these amounts were calculated using the following assumptions: individual life expectancies using the RP2000 Combined Healthy Table weighted 75% male and 25% female; a discount rate of 1.00% for NEOs who are retirement eligible (taking into account the additional three years of age and service credit); and a lump sum form of benefit.

46     MARATHON OIL | 2016 PROXY STATEMENT

TRANSACTIONS WITH RELATED PERSONS
We have written procedures for monitoring, reviewing, approving or ratifying related person transactions. We will enter into or ratify related person transactions only when the Board, acting through the Corporate Governance and Nominating Committee, determines that the related person transaction is in the best interests of the Company and its stockholders. The primary features of these procedures are:

•
Each director and executive officer must submit a list of his or her immediate family members, each listed individual’s employer and job title, each firm, corporation or other entity in which such individual is a partner or principal or in a similar position or in which such person has a five percent or greater beneficial ownership interest, and any charitable or non-profit organization for which such individual is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

•
The Company maintains a list, to the extent the information is publicly available, of five percent beneficial owners, including (a) if the owner is an individual, the same information requested of directors and executive officers as noted above, and (b) if the owner is a firm, corporation or other entity, a list of principals or executive officers of the firm, corporation or entity.

•	The Corporate Governance and Nominating Committee considers the facts and circumstances of each related person transaction and determines whether to approve it.

•
Any pending or ongoing related person transaction is submitted to the Corporate Governance and Nominating Committee or Committee Chair, which will consider all of the relevant facts and circumstances. Based on the conclusions reached, the Corporate Governance and Nominating Committee or the Committee Chair evaluates all options, including ratification, amendment or termination of the related person transaction.

•
The Corporate Governance and Nominating Committee annually reviews any previously approved or ratified related person transaction with a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Committee determines whether it is in the best interests of the Company and its stockholders to continue, modify or terminate the transaction.

During 2015, there were no transactions in excess of $120,000 between the Company and a related person in which the related person had a direct or indirect material interest.

MARATHON OIL | 2016 PROXY STATEMENT 47

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITOR FOR 2016
The Audit and Finance Committee has selected PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, to audit the Company’s financial statements and the effectiveness of internal control over financial reporting for 2016. While the Audit and Finance Committee is responsible for appointing, compensating and overseeing the independent auditor’s work, we are requesting, as a matter of good corporate governance, that our stockholders ratify the appointment of PwC as our independent auditor for 2016. PwC served as the Company’s independent auditor during 2015. We believe the appointment of PwC as our independent auditor for 2016 is in the best interests of the Company and our stockholders.
We expect representatives of PwC to be present at the Annual Meeting with an opportunity to make a statement if they would like to do so and to be available to respond to appropriate questions from our stockholders.
YOUR BOARD RECOMMENDS A VOTE FOR PROPOSAL 2
RATIFYING THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY’S INDEPENDENT AUDITOR FOR 2016.
If our stockholders do not ratify this appointment, the Audit and Finance Committee will reconsider whether to retain PwC and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit and Finance Committee may, in its discretion, direct the appointment of a different independent auditor at any time during the year if it determines that such change would be in the best interests of the Company and our stockholders.
Aggregate fees for professional services rendered for the Company by PwC for the years ended December 31, 2015 and 2014 were (in thousands):

	2015	2014
Audit Fees	$7,036	$8,513
Audit‑Related Fees	16	17
Tax Fees	365	500
All Other Fees	5	5
Total	$7,422	$9,035
Audit Fees were for professional services rendered for the audit of the consolidated financial statements and audit of internal control over financial reporting of the Company, statutory and regulatory audits, issuance of comfort letters, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees were for assurance and related services related to employee benefit plan audits, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.
Tax Fees were for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax planning and tax advice, including assistance with and representation in tax audits and appeals, and requests for rulings or technical advice from tax authorities.
All Other Fees were for services rendered for accounting research, internal audit software licenses and other projects.
The Audit and Finance Committee reviews and approves the fees and expenses of the independent auditor for audit, audit-related, tax and permissible non-audit services. To assure continuing auditor independence, the Audit and Finance Committee annually reviews the independence of the independent auditors, in addition to assuring

48     MARATHON OIL | 2016 PROXY STATEMENT

the regular rotation of the lead audit partner as required and considering whether there should be a rotation of the independent audit firm itself. In conjunction with the mandated rotation of the lead audit partner, the Audit and Finance Committee and its chairperson are directly involved in the selection of PwC’s lead engagement partner.
The Audit and Finance Committee’s Policy for Pre-Approval of Audit, Audit-Related, Tax and Permissible Non-Audit Services is available at http://www.marathonoil.com/Investor_Center/Corporate_Governance/. Among other things, this policy sets forth the procedure for the Audit and Finance Committee to pre-approve all audit, audit-related, tax and permissible non-audit services, other than as provided under the de minimus exception. Notwithstanding the de minimus exception, the Committee’s standard practice is to pre-approve all permissible non-audit services. The Audit and Finance Committee has delegated pre-approval authority of up to $500,000 to the Audit and Finance Committee Chair for unbudgeted items.
The Audit and Finance Committee pre-approved all the fees and services for 2015 and 2014, and did not utilize the de minimus exception in either year.

Proposal 2	For the reasons stated above, your Board of Directors recommends a vote FOR Proposal 2 ratifying of the selection of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for 2016.
☑

MARATHON OIL | 2016 PROXY STATEMENT 49

PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we seek your advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation.”
YOUR BOARD RECOMMENDS A VOTE FOR PROPOSAL 3
APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
Although this vote is non-binding, the Compensation Committee values your opinion and will consider the voting results when making future decisions about executive compensation.
Additionally, we believe that constructive dialogue with our stockholders provides meaningful feedback about specific executive compensation practices and programs, and we encourage our stockholders to communicate directly with both management and the Committee about executive compensation. Stockholders may contact the Committee Chair to provide input on executive compensation matters at any time by emailing compchair@marathonoil.com.
As described under “Compensation Discussion and Analysis,” the Compensation Committee, comprised entirely of independent directors, has established executive compensation programs that reward both company and individual performance. Our Compensation Committee consistently exercises great care and discipline in determining executive compensation. Executive compensation decisions are made in order to attract, retain and motivate talented executives to deliver business results and long-term value to our stockholders.
We currently seek the advisory vote of our stockholders to approve the compensation of our named executive officers on an annual basis and expect that the next such advisory vote will be held at our 2017 Annual Meeting.

Proposal 3	For the reasons stated above, your Board of Directors recommends a vote FOR Proposal 3 approving the compensation of our Named Executive Officers.
☑

50     MARATHON OIL | 2016 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF 2016 INCENTIVE COMPENSATION PLAN
On February 24, 2016, our Board approved the 2016 Incentive Compensation Plan (the “2016 Plan”) and its submission to the stockholders for their approval.
Although a significant number of shares remain available for grant under the 2012 Incentive Compensation Plan (the “2012 Plan”), our Board believes it is appropriate to propose a replacement plan at this time in order to ensure that sufficient shares are available for grants in 2017. In addition, our Board wants to ensure that certain amounts paid to “covered employees” under Section 162(m) of the Internal Revenue Code (the “Code”) are deductible, which requires periodic stockholder approval of incentive compensation plans.
If the new 2016 Plan is approved by our stockholders, all granting authority under the 2012 Plan will be revoked and no new grants will be made from the 2012 Plan following the date of stockholder approval. However, outstanding awards under the 2012 Plan would continue to be settled from shares available under that plan.
YOUR BOARD RECOMMENDS A VOTE FOR PROPOSAL 4
APPROVING THE 2016 INCENTIVE COMPENSATION PLAN.
The following summary of the 2016 Plan is qualified by reference to the full text of the 2016 Plan, which is attached as Appendix A to this Proxy Statement and incorporated by reference into this proposal. The 2016 Plan is not tax-qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

PURPOSES OF THE 2016 PLAN
The primary purposes of the 2016 Plan are to attract and retain employees and non-employee directors with valuable training, experience and ability and to promote the active interests of such persons in the development and financial success of the Company and its subsidiaries. In accordance with these goals, the 2016 Plan is designed to enable employees and non-employee directors to acquire or increase their ownership of our common stock and to compensate employees and non-employee directors for creation of stockholder value. The 2016 Plan enables us to provide variable long-term compensation to our employees and non-employee directors, and our Board believes this further aligns the interests of our employees and non-employee directors with those of our stockholders.

AWARD TYPES UNDER THE 2016 PLAN
The 2016 Plan authorizes the granting of awards, including shares of our common stock, in any combination of the following:

•	stock options, including incentive stock options and nonqualified stock options;

•	stock appreciation rights (“SARs”);

•	stock awards, restricted stock awards and other awards denominated or paid in common stock;

•	restricted stock units (which may include dividend equivalents);

•	cash awards; and

•	performance awards.

MARATHON OIL | 2016 PROXY STATEMENT 51

ELIGIBILITY
All employees and non-employee directors of Marathon Oil and its subsidiaries are eligible to receive awards under the 2016 Plan. We expect that awards under the 2016 Plan will generally be granted to our officers, managers and technical and professional employees, as well as to non-employee directors. Given the technical demands of our industry, a broad group of our employees is eligible for, and likely to receive, awards under the 2016 Plan.
We anticipate that each non-employee director will receive an annual non-retainer grant of common stock units under the 2016 Plan. All other awards under the 2016 Plan will be granted at the discretion of the committee appointed by our Board to administer the Plan, or by the delegate of such committee pursuant to the terms of the 2016 Plan. Therefore, the total benefits that will be received by any particular person or group under the 2016 Plan are not determinable at this time.

AUTHORIZED SHARES AND LIMITS
Subject to stockholder approval, we have reserved a total of 55,000,000 shares of our common stock for issuance in connection with the 2016 Plan. In connection with the granting of a stock award that is not a stock option or SAR, the number of shares of our common stock available for issuance under the 2016 Plan shall be reduced by 2.41 shares of common stock in respect of each share of common stock with respect to which the stock award is granted. As a result, no more than 22,821,576 shares may be used for stock awards other than stock options or SARs. The number of shares authorized to be issued under the 2016 Plan, as well as individual limits and exercise prices, is subject to adjustment for stock dividends, stock splits, recapitalizations, mergers, or similar corporate events.
The following limitations apply to any awards made under the 2016 Plan:

•	During any calendar year, no employee may be granted, stock options or SARs that are exercisable for or relate to more than 5,000,000 shares of common stock;

•	During any calendar year, no employee may be granted stock awards or restricted stock unit awards covering or relating to more than 4,000,000 shares of common stock; and

•	For any calendar year, no employee may be granted performance awards consisting of cash having a maximum value determined on the grant date in excess of $30,000,000.

HISTORICAL BURN RATES
Our burn rate represents the total number of shares of our common stock subject to equity awards (stock options, stock appreciation rights, restricted stock and restricted stock units) granted in a given year divided by the weighted average number of outstanding shares for such year. Our burn rates for 2015, 2014 and 2013 were 0.55%, 0.59% and 0.61%, respectively. Our three-year average burn rate was 0.58%.

POTENTIAL DILUTION
The maximum number of shares of our common stock that may be issued under the 2016 Plan is 55,000,000, which represents approximately 6.5% of the total number of shares of our common stock outstanding on March 4,

52     MARATHON OIL | 2016 PROXY STATEMENT

2016, excluding treasury shares. This level of dilution is comparable to that of companies in our peer group. The closing price per share of our common stock on March 4, 2016 as reported on the NYSE was $11.00.

ADMINISTRATION OF THE 2016 PLAN
Our Board will designate one or more committees of directors to determine the types of awards made under the 2016 Plan and to designate the employees and non-employee directors who will receive the awards. Consistent with past practice, we anticipate that the Compensation Committee will oversee administration of the 2016 Plan with respect to awards made to employees, and the Corporate Governance and Nominating Committee will oversee administration of the 2016 with respect to awards made to non-employee directors. The applicable committee has full and exclusive power to administer and interpret the 2016 Plan and may adopt guidelines for administering the 2016 Plan as it deems necessary or proper.
The committee also may correct any defect, supply any omission or reconcile any inconsistency in the 2016 Plan or in any award. Any committee decision about the interpretation and administration of the 2016 Plan is within its sole and absolute discretion and is final, conclusive, and binding on all parties concerned.
While awards will generally vest over three years, the committee may, in its discretion, extend or accelerate the exercisability of, accelerate the vesting of, or eliminate or make less restrictive any restrictions contained in any award, waive any restriction or other provision of the 2016 Plan or in any award, or otherwise amend or modify any award in a manner that either is not adverse to the participant or is consented to by the participant if the committee determines that such a change is appropriate and in the best interests of the Company.
The committee and our Board may delegate to our CEO and other senior officers their authority under the 2016 Plan, as permitted by applicable law. Either may engage third-party administrators to carry out administrative functions under the 2016 Plan.
Awards that are stock options or SARs may not be repriced, replaced, or regranted through cancellation or modified without stockholder approval (except if in connection with a change in our capitalization) if the effect would be to reduce the underlying grant price.

EMPLOYEE AWARD TERMS
All awards to employees under the 2016 Plan are subject to the terms, conditions, and limitations as determined by the committee. Subject to the terms of the 2016 Plan, awards may, in the discretion of the committee, be made in combination with, in replacement of, or as alternatives to, grants under the 2016 Plan or other plans of our Company or subsidiaries, including plans of an acquired entity.
A stock option granted to an employee under the 2016 Plan may consist of either an incentive stock option that complies with the requirements of Section 422 of the Code or a nonqualified stock option that does not comply with those requirements. A stock appreciation right, or SAR, may be granted under the 2016 Plan with respect to all or a portion of the shares of common stock subject to a stock option or may be granted separately. All stock options and SARs must have an exercise price per share that is not less than the fair market value of the common stock on the grant date and, subject to certain adjustment provisions of the 2016 Plan that apply upon the occurrence of significant corporate events reflecting a change in our capitalization, the exercise price of an option or SAR may not be decreased. The term of a stock option or SAR cannot be more than ten years after the grant date.

MARATHON OIL | 2016 PROXY STATEMENT 53

Stock awards consist of restricted common stock and restricted stock unit awards. Rights to dividends or dividend equivalents, as applicable, may be extended to and made part of any stock award at the committee’s discretion. Stock awards settled in stock that are not performance-based will have a minimum vesting period of three years, but awards may vest incrementally on each anniversary of the grant date over the three-year period. The committee may also determine when and if all, or any portion, of an award may be deferred and may also establish procedures for crediting of interest on deferred awards or dividend equivalents. Consistent with past practice, we anticipate that restricted stock and restricted stock unit awards will generally vest either incrementally on each of the first three anniversaries of the grant date or in full on the third anniversary of grant.
Cash awards, which consist of grants denominated in cash, may also be granted to employees under the 2016 Plan. The committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments.
Performance awards consist of grants made subject to the attainment of one or more performance goals and may be intended to meet the requirements of qualified performance-based compensation under Section 162(m) of the Code. The goals intended to satisfy Section 162(m) of the Code must be established by the committee prior to the earlier of: (a) 90 days after the commencement of the period of service to which the performance goals relate and (b) the lapse of 25% of the period of service.
A performance goal intended to meet the requirements of Section 162(m) of the Code may be based upon one or more business criteria that apply to the employee, one or more business units of the Company, or the Company as a whole, and may include any of the following:

•
revenue and income measures, including revenue, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization, and economic value added;

•	expense measures, including costs of goods sold, selling, finding and development costs, general and administrative expenses and overhead costs;

•	operating measures,including productivity, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin and sales volumes;

•	cash flow measures, including net cash flow from operating activities and net cash flow before financing activities;

•	liquidity measures, including earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow;

•	leverage measures, including debt-to-equity ratio and net debt;

•	market measures, including market share, stock price, growth measure, total stockholder return and market capitalization measures;

•	return measures, including return on equity, return on assets and return on invested capital, and which may be risk-adjusted;

•	reserve additions, including reserve replacement ratios;

•	objectively determinable corporate value and sustainability measures, including compliance, safety, environmental and personnel matters; and

•	other measures such as those relating to acquisitions or dispositions, including proceeds from dispositions.
Prior to the payment of any performance award based on the achievement of performance goals pursuant to Section 162(m) of the Code, the committee must certify in writing that the applicable performance goals and any material terms were, in fact, satisfied.

54     MARATHON OIL | 2016 PROXY STATEMENT

Under the terms of the 2016 Plan, awards do not automatically vest upon a Change in Control. However, if an employee is terminated during the 24-month period following a Change in Control, his or her awards under the 2016 Plan shall vest. Further, the committee retains discretion to accelerate vesting of awards upon a Change in Control. The committee may also provide for vesting upon death, disability, involuntary termination of employment (e.g., layoff) and retirement.

NON-EMPLOYEE DIRECTOR AWARD TERMS
All awards to our non-employee directors under the 2016 Plan are subject to the terms, conditions, and limitations as determined by our Board or the committee. Subject to the terms of the 2016 Plan, awards may, in the discretion of the committee, be made in combination or in tandem with, in replacement of, or as alternatives to, grants under the 2016 Plan or other plans of Marathon Oil Corporation or its subsidiaries, including plans of an acquired entity.
A stock option granted to a non-employee director under the 2016 Plan may consist of a nonqualified stock option that does not comply with the requirements of Section 422 of the Code. Nonqualified stock options must have an exercise price per share that is not less than the fair market value of the common stock on the grant date and, subject to certain adjustment provisions of the 2016 Plan that apply upon the occurrence of significant corporate events reflecting a change in our capitalization, the exercise price of an option granted under the 2016 Plan may not be decreased. The term of a stock option cannot be more than ten years after the grant date.
A stock appreciation right, or SAR, may be granted under the 2016 Plan with respect to all or a portion of the shares of common stock subject to a stock option or may be granted separately. The exercise price of an SAR may not be less than the fair market value of the common stock on the grant date and its term cannot be more than ten years from the grant date.
Stock awards consist of restricted common stock and restricted stock unit awards. Restricted stock unit awards consist of awards of units denominated in common stock. Rights to dividends may be extended to and made part of any stock award at the discretion of the committee.
Cash awards, which consist of grants denominated in cash, may also be granted to directors under the 2016 Plan. The committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments.
Performance awards consist of grants made subject to the attainment of one or more performance goals. Performance awards to non-employee directors are not required to meet the requirements of qualified performance-based compensation under Section 162(m) of the Code. The committee shall determine the terms, conditions, limitations and performance goals with respect to performance awards to our non-employee directors.

AMENDMENT OF THE 2016 PLAN
The committee or our Board may amend or terminate the 2016 Plan in response to any legal requirements or for any other purpose permitted by law; provided, however, no amendment that would adversely affect the rights of a participant may be made without the participant’s consent, and no amendment may be effective prior to its approval by our stockholders if such approval is required by applicable law. We intend to make awards under the 2016 Plan that comply with, or are exempt from, the requirements of Section 409A of the Code. The 2016 Plan will not be amended in a manner that would cause the 2016 Plan or any amounts payable under the 2016 Plan to fail to comply with the requirements of Section 409A of the Code, to the extent applicable. The provisions of any purported amendment that may reasonably be expected to result in such non-compliance shall be of no force or effect with respect to the 2016 Plan.

MARATHON OIL | 2016 PROXY STATEMENT 55

FEDERAL INCOME TAX CONSEQUENCES
The following discussion of material U.S. federal income tax consequences to participants in the 2016 Plan who are U.S. citizens or residents is based on U.S. tax law as in effect as of the date of this proxy statement. This discussion is limited, and does not cover state, local, or foreign tax treatment. Differences in participants’ situations may cause tax consequences to vary.
Participants will not realize taxable income upon the grant of a nonqualified stock option or SAR. Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of (a) the fair market value of the common stock over (b) the exercise price paid by the participant for the stock. Upon the exercise of a SAR, the participant will generally recognize ordinary income in an amount equal to the excess of (x) the fair market value of the common stock underlying the SAR over (y) the grant price of the SAR. In the case of our employees, we are required to withhold federal income tax on ordinary income. The participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of a SAR, or pursuant to the exercise of a nonqualified stock option, that equals the fair market value of the shares on the date of exercise. Generally, we will be entitled to a deduction for U.S. federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by the participant. Upon a subsequent sale of the shares received upon exercise of a nonqualified stock option, any difference between the net proceeds on the sale and the fair market value of the shares on the date of exercise will be taxed as capital gain or loss (long- or short-term, depending on the holding period).
Incentive stock options can only be granted to employees. An employee will not have taxable income upon the grant of an incentive stock option. To satisfy the employment requirement, a participant must exercise the incentive stock option not later than three months after he or she ceases to be an employee (one year if he or she is disabled). Upon the exercise of an incentive stock option, the employee will not have taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option over the exercise price will increase the alternative minimum taxable income of the employee, which may cause the employee to incur alternative minimum tax. The payment of any alternative minimum tax due to the exercise of an incentive stock option may be allowed as a credit against the employee’s regular tax liability in a later year.
Upon the disposition of stock received upon exercise of an incentive stock option that has been held for the requisite holding period (generally one year from the date of exercise and two years from the grant date), the employee will generally recognize capital gain or loss equal to the difference between the amount received in the disposition and the exercise price paid. However, if an employee disposes of stock that has not been held for the requisite holding period, the employee will recognize ordinary income in the year of such a “disqualifying disposition” to the extent that the fair market value of the stock at the time of exercise of the incentive stock option, or, if less, the amount realized in the case of an arm’s-length disqualifying disposition to an unrelated party, exceeds the exercise price paid by the employee for the stock. The employee will also recognize capital gain, or, depending on the holding period, additional ordinary income, to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the stock on the exercise date. If the exercise price paid for the stock exceeds the amount realized in the disqualifying disposition, in the case of an arm’s-length disposition to an unrelated party, the excess would ordinarily be a capital loss.
Stock options otherwise qualifying as incentive stock options will be treated as nonqualified stock options to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all of our plans and any of our subsidiaries’ plans) exceeds $100,000. This rule is applied by taking the stock options into account in the order granted.

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We are generally not entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless the employee makes a disqualifying disposition of the stock. If an employee makes a disqualifying disposition, we will generally be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the employee.
An employee will recognize ordinary income upon receipt of cash pursuant to a cash award or performance award or, if earlier, at the time the cash is otherwise made available for the employee to draw upon it.
A participant will not have taxable income upon the grant of a stock award in the form of units denominated in common stock, but rather will generally recognize ordinary income at the time the participant receives common stock or cash in satisfaction of a stock unit award in an amount equal to the fair market value of the common stock or cash received. In general, a participant will recognize ordinary income as a result of the receipt of common stock pursuant to a stock award or performance award in an amount equal to the fair market value of the common stock when the stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock when it first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the participant makes an election to be taxed on the fair market value of the common stock when the stock is received.
An employee will be subject to tax withholding for federal, and generally for state and local, taxes at the time the employee recognizes income with respect to common stock or cash received pursuant to a cash award, performance award, stock award or stock unit award. Dividends that are received by a participant prior to the time that the common stock is taxed to the participant are taxed as additional compensation, not as dividend income. A participant’s tax basis in the common stock received will equal the amount recognized by the participant as income, and the participant’s holding period in the shares will commence on the date income is recognized.
To the extent that a participant recognizes ordinary income in the circumstances described above, the participant’s employer will be entitled to a corresponding deduction provided, among other things, that such deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not disallowed by the $1 million limitation on certain executive compensation and is not an “excess parachute payment” within the meaning of Section 280G of the Code.
Section 162(m) of the Code provides that certain compensation received in any year by a “covered employee” in excess of $1 million is non-deductible by the Company for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” The 2016 Plan permits the committee to structure grants and awards made under the 2016 Plan to covered employees as performance-based compensation that is exempt from the limitations of Section 162(m). However, the committee may award compensation that is or may become non-deductible, and expects to consider whether it believes the grants are in the best interest of the Company, balancing tax efficiency with long-term strategic objectives.
We intend to make awards under the 2016 Plan that are either not subject to Section 409A of the Code or that comply with the requirements of Section 409A of the Code. Failure to comply with Section 409A of the Code may subject participants to potentially significant tax liabilities, including current taxation at vesting and a 20% additional income tax.

MARATHON OIL | 2016 PROXY STATEMENT 57

NEW PLAN BENEFITS
All awards under the 2016 Plan will be granted at the discretion of the committee appointed by our Board to administer the Plan, or by the delegate of such committee pursuant to the terms of the 2016 Plan. Therefore, the total benefits that will be received by any particular person or group under the 2016 Plan are not determinable at this time. Therefore, the New Plan Benefits Table is not provided.

EQUITY COMPENSATION PLANS TABLE
The following table provides information as of December 31, 2015 with respect to shares of Marathon Oil common stock that may be issued under our existing equity compensation plans:

•	2012 Plan

•	Marathon Oil Corporation 2007 Incentive Compensation Plan (the “2007 Plan”)

•	Marathon Oil Corporation 2003 Incentive Compensation Plan (the “2003 Plan”)

•	Deferred Compensation Plan for Non-Employee Directors

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights (c)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	13,721,692	(a)	$29.97	30,434,538	(d)
Equity compensation plans not approved by stockholders	12,291	(b)	N/A	0
Total	13,733,983		N/A	30,434,538
(a) Includes the following:

•	3,513,104 stock options outstanding under the 2012 Plan; 8,479,140 stock options outstanding under the 2007 Plan; 673,175 stock options outstanding under the 2003 Plan;

•
300,631 common stock units that have been credited to non-employee directors pursuant to the non-employee director deferred compensation program and the annual director stock award program established under the 2012 Plan, 2007 Plan and 2003 Plan; common stock units credited under the 2012 Plan, 2007 Plan and 2003 Plan were 103,123, 163,513 and 33,995, respectively;

•	755,642 restricted stock units granted to non-officers under the 2012 Plan and 2007 Plan and outstanding as of December 31, 2015.
(b) Reflects awards of common stock units made to non-employee directors under the Deferred Compensation Plan for Non-Employee Directors prior to April 30, 2003.
(c) The weighted-average exercise prices do not take the restricted stock units or common stock units into account as these awards have no exercise price.

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(d) Reflects the shares available for issuance under the 2012 Plan. No more than 12,628,439 of these shares may be issued for awards other than stock options or stock appreciation rights. In addition, shares related to grants that are forfeited, terminated, canceled or expire unexercised shall again immediately become available for issuance.
The Deferred Compensation Plan for Non-Employee Directors is our only equity compensation plan that has not been approved by our stockholders. Our authority to make additional equity grants under this plan was terminated effective April 30, 2003; however, new grants to directors under other plans continue to be administered and record-kept under this plan. The ongoing value of each common stock unit equals the market price of a share of our common stock. When the non-employee director leaves the Board, he or she is issued actual shares of our common stock equal to the number of common stock units in his or her account on the distribution date specified under the terms of the plan.

EFFECTIVE DATE OF THE 2016 PLAN
Subject to stockholder approval, the 2016 Plan will be effective as of the date of the annual meeting on May 25, 2016, and no grants have been, or will be, made under the Plan prior to that date.

Proposal 4	For the reasons stated above, your Board of Directors recommends a vote FOR Proposal 4 approving the 2016 Incentive Compensation Plan.
☑

By order of the Board of Directors,
Sylvia J. Kerrigan
Executive Vice President, General Counsel and Secretary
April 7, 2016
Houston, Texas
Your vote is very important – please vote promptly.

MARATHON OIL | 2016 PROXY STATEMENT 59

APPENDIX A — MARATHON OIL CORPORATION 2016 INCENTIVE COMPENSATION PLAN

A - 1     MARATHON OIL | 2016 PROXY STATEMENT

Appendix A

MARATHON OIL CORPORATION
2016 INCENTIVE COMPENSATION PLAN
Effective May 25, 2016, upon stockholder approval, Marathon Oil Corporation, a Delaware corporation (the “Corporation”), hereby establishes the Marathon Oil Corporation 2016 Incentive Compensation Plan (the “Plan”).
1.    Purpose. This Plan was adopted by the Corporation to provide certain Employees and Non-Employee Directors with cash benefits and to enable them to acquire shares of Common Stock. The purpose of the Plan is to further the interests of the Corporation, its Subsidiaries and its stockholders by providing incentives in the form of Awards to Employees and Non-Employee Directors who can contribute to the profitability and success of the Corporation and its Subsidiaries. Such Awards will recognize and reward performance and individual contributions of Participants in the Plan and give such Participants an interest in the Corporation that enhances their proprietary and personal interest in the continued success and progress of the Corporation. The Plan will also enable the Corporation and its Subsidiaries to attract and retain such Employees and Non-Employee Directors.
2.    Definitions. As used herein, the terms set forth below shall have the following respective meanings:
“Award” means an Employee Award or a Director Award.
“Award Agreement” means an Employee Award Agreement or a Director Award Agreement. The Committee may, in its discretion, require that the Participant execute or otherwise assent to such Award Agreement (including by electronic means), or may provide for procedures through which Award Agreements are made available but not executed. Unless otherwise provided in the Award Agreement, any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as stated in the Award Agreement.
“Board” means the board of directors of the Corporation.
“Cash Award” means an Award denominated in cash.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Change in Control” means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:
(i)    any person (as defined in Sections 13(d) and 14(d) of the Exchange Act) (a “Person”) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the amount of the securities beneficially owned by such person any such securities acquired directly from the Corporation or its affiliates) representing twenty percent (20%) or more of the combined voting power of the Corporation’s then outstanding voting securities; provided, however, that for purposes of this Plan the term “Person” shall not include (A) the Corporation or any of its Subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation; and provided, further, however, that for purposes of this paragraph (i), there shall be excluded any Person who becomes such a beneficial owner in connection with an Excluded Transaction (as defined in paragraph (iii) below);

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Appendix A

(ii)    the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the date hereof, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest including but not limited to a consent solicitation, relating to the election of Directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the date this Plan became effective or whose appointment, election or nomination for election was previously so approved; or
(iii)    there is consummated a merger or consolidation of the Corporation or any direct or indirect subsidiary thereof with any other corporation, other than a merger or consolidation (an “Excluded Transaction”) which would result in the holders of the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the voting securities of the entity surviving the merger or consolidation (or the parent of such surviving entity) immediately after such merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation, or there is consummated the sale or other disposition of all or substantially all of the Corporation’s assets.
Notwithstanding any other provision to the contrary, in no event shall the transfer of ownership interests in the Corporation in and of itself constitute a Change in Control under this Award Agreement.
“Committee” means (i) with respect to awards to Employees, the Compensation Committee of the Board, and any successor committee to the Compensation Committee of the Board and (ii) with respect to awards to Non-Employee Directors, the Corporate Governance & Nominating Committee of the Board and any successor to the Corporate Governance & Nominating Committee of the Board, or (iii) such other committee of the Board, including but not limited to the full Board, as may be designated by the Board to administer this Plan in whole or in part.
“Common Stock” means the common stock, par value $1.00 per share, of the Corporation.
“Corporation” has the meaning set forth in the Recitals.
“Covered Officer” means a “covered employee” within the meaning of Section 162(m)(3) or any other executive officer designated by the Committee for purposes of exempting compensation payable under this Plan from the deduction limitations of Section 162(m).
“Director” means an individual serving as a member of the Board.
“Director Award” means any Option, SAR, Stock Award, Cash Award or Performance Award granted, whether singly, in combination, or in tandem, to a Participant who is a Non-Employee Director pursuant to such applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of this Plan.
“Director Award Agreement” means one or more documents (in written or electronic form) setting forth the terms, conditions and limitations applicable to a Director Award.
“Disability” means, with respect to a Participant, that such Participant either (i) has been determined to be disabled under any long term disability plan that the Corporation or a Subsidiary sponsors or maintains or to which the Corporation or a Subsidiary contributes, or (ii) can provide proof of a Social Security determination of disability or a determination of disability by an analogous non-U.S. governmental agency, if applicable.

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Appendix A

“Dividend Equivalents” means, with respect to Restricted Stock Units or shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.
“Employee” means an employee of the Corporation or any of the Corporation’s Subsidiaries or an individual who has agreed to become an employee of the Corporation or any of the Corporation’s Subsidiaries and actually becomes or is expected to become such an employee within the following six months.
“Employee Award” means any Option, SAR, Stock Award, Cash Award or Performance Award granted, whether singly, in combination, or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of this Plan.
“Employee Award Agreement” means one or more documents (in written or electronic form) setting forth the terms, conditions and limitations applicable to an Employee Award.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” of a share of Common Stock means, as of a particular date: (i) if shares of Common Stock are listed on a national securities exchange, the closing price per share of the Common Stock, as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed, or, if there shall have been no such reported prices for that date, the reported closing price on the last preceding date on which a closing price for shares of Common Stock was reported; or (ii) if shares of Common Stock are no longer so listed but are publicly traded, the mean between the closing bid and asked prices on such date (or the last preceding date for which bid and asked prices are reported by Pink OTC Markets Inc.); or (iii) if the shares of Common Stock cease to be readily tradable on an established securities market, Fair Market Value shall be determined by reasonable application of a reasonable valuation method selected by the Committee, which valuation method shall take into account the requirements of Section 409A.
“Grant Date” means the later of (i) the date on which an Award is granted to a Participant or (ii) the effective date of the Award, in the case of a Committee action or other granting action that specifies that an Award shall be granted as of a future effective date.
“Grant Price” means the price at which a Participant may exercise an Option, SAR or other right to receive cash or Common Stock, as applicable, under the terms of an Award.
“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.
“Non-Employee Director” means an individual serving as a member of the Board who is not an Employee.
“Non-Qualified Option” means an Option that is not intended to comply with the requirements set forth in Section 422 of the Code.
“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price.
“Participant” means an Employee or a Non-Employee Director to whom an Award has been granted under this Plan.
“Performance Award” means an award made pursuant to this Plan to a Participant, which Award is subject to the attainment of one or more Performance Goals.

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Appendix A

“Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Performance Award shall be earned.
“Plan” has the meaning set forth in the Recitals.
“Restricted Stock” means any Common Stock that is restricted or subject to forfeiture provisions.
“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.
“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is issued (if not previously issued) and no longer restricted or subject to forfeiture provisions.
“Retirement” means termination of employment with the Corporation or its Subsidiaries after a Participant is (i) eligible for retirement under the Retirement Plan of Marathon Oil Company or (ii) has attained age 50 and completed ten consecutive years of employment with the Corporation and its Subsidiaries; provided, however, that for Participants who work outside of the U.S. and who are not on a U.S. payroll at the time of Retirement that Retirement may be determined in accordance with the established practice of the Subsidiary that employs the Participant.
“Section 162(m)” means Section 162(m) of the Code and any Treasury Regulations and guidance promulgated thereunder.
“Section 409A” means Section 409A of the Code and any Treasury Regulations and guidance promulgated thereunder.
“Separation from Service,” unless otherwise defined by the Committee in an Award Agreement, shall have the same meaning as set forth under Section 409A with respect to the Corporation and each related company or business which is part of the same controlled group under Sections 414(b) or 414(c) of the Code; provided that in applying Section 1563(a)(1) – (a)(3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining whether trades or businesses are under common control under Section 414(c) of the Code, the phrase “at least 50 percent” is used instead of “at least 80 percent.”
“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value or other specified valuation of a specified number of shares of Common Stock on the date the right is exercised over a specified Grant Price, in each case, as determined by the Committee.
“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.
“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value (as determined by the Committee).
“Subsidiary” means (i) in the case of a corporation, any corporation of which the Corporation directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, (ii) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Corporation directly or indirectly owns 50% or more of the voting, capital, or profits interests (whether in the form of partnership interests, membership interests or otherwise), and (iii) any other corporation, partnership or other entity that is a “subsidiary” of the Corporation

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Appendix A

within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.
3.    Eligibility. All Employees and Non-Employee Directors are eligible for the grant of Awards under this Plan in the sole discretion of the Committee; provided, however, that no Employee or Non-Employee Director who owns directly or indirectly stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary is eligible for the grant of Awards under this Plan.
4.    Common Stock Available for Awards. Subject to the provisions of Section 13 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including Options or SARs that may be exercised for or settled in Common Stock) an aggregate of 55,000,000 shares of Common Stock.
(a)    In connection with the granting of an Option or SAR, the number of shares of Common Stock available for issuance under this Plan shall be reduced by the number of shares of Common Stock in respect of which the Option or SAR is granted or denominated. For example, upon the grant of stock-settled SARs, the number of shares of Common Stock available for issuance under this Plan shall be reduced by the full number of SARs granted, and the number of shares of Common Stock available for issuance under this Plan shall not thereafter be increased upon the exercise of the SARs and settlement in shares of Common Stock, even if the actual number of shares of Common Stock delivered in settlement of the SARs is less than the full number of SARs exercised. In connection with the granting of a Stock Award that is not an Option or SAR, the number of shares of Common Stock available for issuance under this Plan shall be reduced by a number of shares of Common Stock equal to the product of (i) the number of shares of Common Stock in respect of which the Stock Award is granted and (ii) 2.41. However, Awards that by their terms do not permit settlement in shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under this Plan.
(b)    Any shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes or as payment for the exercise or conversion price of an Award under this Plan shall not be added back to the number of shares of Common Stock available for issuance under this Plan. Similarly, shares repurchased by the Corporation using the proceeds from exercise of Options or SARs shall not be added back to the number of shares of Common Stock available for issuance under this Plan.
(c)    Whenever any outstanding Option or other Award (or portion thereof) expires, is cancelled or forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in the form of shares of Common Stock, the number of shares of Common Stock available for issuance under this Plan shall be increased by the number of shares of Common Stock allocable to the expired, forfeited, cancelled or otherwise terminated Option or other Award (or portion thereof), which amount shall reflect any adjustment made in the second to last sentence of paragraph (a) of this Section 4. To the extent that any Award is forfeited, or any Option or SAR terminates, expires or lapses without being exercised, the shares of Common Stock subject to such Awards will not be counted as shares delivered under this Plan.
(d)    Shares of Common Stock delivered under the Plan in settlement of an Award issued or made (i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an acquired entity or (ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that an exemption from the stockholder approval requirements for equity compensation plans applies under the rules or listing standards of the principal national securities exchange on which the Common Stock is listed.
(e)    Awards valued by reference to Common Stock that may be settled in equivalent cash value will count as shares of Common Stock delivered to the same extent as if the Award were settled in shares of Common Stock.

MARATHON OIL | 2016 PROXY STATEMENT A - 6

Appendix A

Consistent with the requirements specified above in this Section 4, the Committee may, from time, to time adopt and observe such procedures concerning the counting of shares against this Plan maximum as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national securities exchange on which the Common Stock is listed or any applicable regulatory requirement. The Committee and the appropriate officers of the Corporation shall be authorized to, from time to time, take all such actions as any of them may determine are necessary or appropriate to file any documents with governmental authorities, stock exchanges and transaction reporting systems as may be required to ensure that shares of Common Stock are available for issuance pursuant to Awards.
5.    Administration.
(a)    Authority of the Committee. This Plan shall be administered by the Committee, which shall have the powers vested in it by the terms of this Plan. Subject to the provisions of this Plan, the Committee shall have full and exclusive power and authority to interpret and administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof; such powers to include the authority (within the limitations described in this Plan):

•	to select the Participants to be granted Awards under this Plan;

•	to determine the terms of Awards to be made to each Participant;

•	to determine the time when Awards are to be granted and any conditions that must be satisfied before an Award is granted;

•	to establish objectives and conditions for earning Awards;

•	to determine the terms and conditions of Award Agreements (which shall not be inconsistent with this Plan) and which parties must sign each Award Agreement;

•	to determine whether the conditions for earning an Award have been met and whether a Performance Award will be paid at the end of an applicable performance period;

•	except as otherwise provided in Sections 7(a) and 11, to modify the terms of Awards made under this Plan;

•	to determine if, when and under what conditions payment of all or any part of an Award may be deferred;

•	to determine whether the amount or payment of an Award should be reduced or eliminated; and

•	to determine the guidelines and/or procedures for the payment or exercise of Awards.
The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the objectives of this Plan. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole discretion and shall be final, conclusive and binding on all parties concerned. All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members unless subject to the Committee’s delegation of authority pursuant to Section 6.
(b)    Limitation of Liability. No member of the Committee or officer of the Corporation to whom the Committee has delegated authority in accordance with the provisions of Section 6 of this Plan shall be liable for any act or omission to be done by him or her, by any member of the Committee or by any officer of the

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Appendix A

Corporation in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.
(c)    Prohibition on Repricing of Awards. No Option or SAR may be repriced, replaced, regranted through cancellation or modified without stockholder approval (except as contemplated in Section 13 hereof), if the effect would be to reduce the exercise price for the shares underlying such Option or SAR. If an Option or SAR is cancelled in exchange for a payment (whether of cash or property), then such payment shall not exceed the fair market value of such Award, which in the case of an Option or SAR shall be the excess, if any, of the Fair Market Value of Common Stock (determined as of the effective date of the cancellation) over the Grant Price of such Award.
6.    Delegation of Authority. Except with respect to matters related to Awards to Covered Officers or other Awards intended to qualify as qualified performance-based compensation under Section 162(m), the Committee may delegate to the Chief Executive Officer and to other senior officers of the Corporation or to such other committee of the Board its duties under this Plan pursuant to such conditions or limitations as the Committee may establish. The Committee hereby delegates responsibility and authority for orderly administration of the Plan, including but not limited to, engaging third party administrators or other service providers as necessary or appropriate, maintenance of Award Agreements and other relevant files or records related to Awards or taxation of Awards, and all such actions as may be required under Section 10 to satisfy tax withholding or other legal or regulatory requirements, to the to the Chief Executive Officer and to other senior officers of the Corporation.
7.    Awards.
(a)    The Committee shall determine the type or types of Awards to be made under this Plan and shall designate the Participants who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion. Awards may consist of those listed in this Section 7(a). Subject to Section 5(c) hereof, Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Corporation or any of its Subsidiaries, including the plan of any acquired entity. No Option may include provisions that “reload” the option upon exercise or that extend the term of an Option beyond what is the maximum period is specified in the Plan or Award Agreement. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Corporation and its Subsidiaries or achievement of specific Performance Goals. Upon the termination of employment or service as a Non-Employee Director by a Participant, any unexercised, deferred, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement. Subject to the provisions below applicable to each type of Award, the terms, conditions and limitations applicable to any Awards shall be determined by the Committee.
(i)    Option. An Award may be in the form of an Option. An Option awarded pursuant to this Plan may be an Incentive Option or a Non-Qualified Option and will be designated accordingly at the time of grant. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock on the date of grant. The term of an Option shall not exceed ten years from the date of grant.
(ii)    Stock Appreciation Right. An Award may be in the form of a Stock Appreciation Right. The Grant Price for a Stock Appreciation Right shall not be less than the Fair Market Value of the Common Stock on the Grant Date. The term of a Stock Appreciation Right shall not exceed ten years from the date of grant.
(iii)    Stock Award. An Award may be in the form of a Stock Award. Any Stock Award which is not a Performance Award shall have a minimum Restriction Period of three years from the Grant Date, provided that (i) the Committee may provide for earlier vesting as permitted under Section 13 hereof, (ii) vesting of a Stock Award may occur incrementally on each anniversary of the grant date over the three-year minimum Restricted Period,

MARATHON OIL | 2016 PROXY STATEMENT A - 8

Appendix A

and (iii) a one-year minimum Restriction Period shall apply to a Stock Award that is granted in lieu of any salary, bonus or other cash compensation.
(iv)    Cash Awards. An Award may be in the form of a Cash Award.
(v)    Performance Award. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. Any Stock Award which is a Performance Award shall have a minimum Restriction Period of one year from the date of grant, provided that the Committee may provide for earlier vesting as permitted under Section 13 hereof. The Committee shall set Performance Goals in its sole discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant or the portion of an Award that may be exercised.
A.Non-Qualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) , or that are Options or SARs, shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
B.Qualified Performance Awards. Performance Awards other than Options or SARs that are intended to qualify as qualified performance-based compensation under Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established and administered by the Committee in accordance with Section 162(m) prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. Such a Performance Goal may be based on one or more business criteria that apply to a Participant, one or more business units, divisions or sectors of the Corporation, or the Corporation as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following and need not be the same for each Participant:

•
revenue and income measures (which include revenue, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization (“EBIDTA”), and economic value added (“EVA”);

•	expense measures (which include costs of goods sold, selling, finding and development costs, general and administrative expenses and overhead costs);

•	operating measures (which include productivity, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin and sales volumes);

•	cash flow measures (which include net cash flow from operating activities and net cash flow before financing activities);

•	liquidity measures (which include earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization, and free cash flow);

•	leverage measures (which include debt-to-equity ratio and net debt);

•	market measures (which include market share, stock price, growth measure, total stockholder return and market capitalization measures);

•	return measures (which include return on equity, return on assets and return on invested capital, and which may be risk-adjusted);

A - 9     MARATHON OIL | 2016 PROXY STATEMENT

Appendix A

•	reserve additions (which include reserve replacement ratios);

•	corporate value and sustainability measures which may be objectively determined (which include compliance, safety, environmental and personnel matters); and

•	other measures such as those relating to acquisitions or dispositions (which include proceeds from dispositions).
Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo, performance relative to a peer group determined by the Committee or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and qualified Performance Awards, it is the intent of this Plan to conform with Section 162(m), including, without limitation, Treasury Regulation §1.162-27(e)(2)(i), as to grants pursuant to this subsection and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.
(b)    Notwithstanding anything to the contrary contained in this Plan, no Participant may be granted, during any one-year period, Awards collectively consisting of (i) Options or Stock Appreciation Rights that are exercisable for more than 5,000,000 shares of Common Stock, or (ii) Stock Awards covering or relating to, more than 4,000,000 shares of Common Stock (these limitations referred to as the “Stock Based Awards Limitations”). No Plan Participant who is an employee may be granted Awards consisting of cash (including Cash Awards that are granted as Performance Awards) in respect of any calendar year having a value determined on the Grant Date in excess of $30,000,000.
8.    Award Payment; Dividends; Substitution; Fractional Shares.
(a)    General. Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If payment of an Award is made in the form of Restricted Stock, the applicable Award Agreement relating to such shares shall specify whether they are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto.
(b)    Dividends and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Award, subject to such terms, conditions and restrictions as the Committee may establish. No rights to dividends or Dividend Equivalents shall be extended to Options or SARs, and no dividends or Dividend Equivalents shall be payable with respect to Performance Awards prior to attainment of the Performance Goal or Performance Goals applicable to such Performance Awards; however, an Award may provide for dividends or Dividend Equivalents to accrue or be reinvested in additional Performance Awards and to be paid or settled at the time the underlying Performance Award is paid or settled. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and on dividends and Dividend Equivalents for Stock Awards.
(c)    Fractional Shares. No fractional shares shall be issued or delivered pursuant to any Award under this Plan. The Committee shall determine whether cash, Awards or other property shall be issued or paid in lieu of fractional shares, or whether fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
9.    Option Exercise. The Grant Price shall be paid in full at the time of exercise in cash or, if elected by the Participant, the Participant may purchase such shares by means of tendering Common Stock valued at Fair Market Value on the date of exercise of an Option, or any combination thereof. The Committee, in its sole

MARATHON OIL | 2016 PROXY STATEMENT A - 10

Appendix A

discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event the Committee allows shares of Restricted Stock to be tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may also provide that the option may be exercised by a “net-share settlement” method for exercising outstanding nonqualified stock options, whereby the exercise price thereof and/or any minimum required tax withholding thereon are satisfied by withholding from the delivery of the shares as to which such Option is exercised a number of shares having a Fair Market Value equal to the applicable Grant Price and/or the amount of any minimum required tax withholding, canceling such withheld number, and delivering the remainder. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 9.
10.    Taxes and Regulatory Compliance. The Corporation shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for withholding of such taxes or compliance with applicable laws or regulations. The Committee shall have the right to sell or to permit the sale of shares of Common Stock to pay such tax withholding or satisfy other applicable laws or regulations. The Committee may also permit withholding to be satisfied by the transfer to the Corporation of shares of Common Stock previously owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
11.    Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Corporation to the extent stockholder approval is otherwise required by applicable legal requirements or the requirements of any exchange on which the Common Stock is listed. Notwithstanding anything herein to the contrary but subject to the adjustment provisions of Section 13, no amendment may cause an Option or SAR to be repriced, replaced, regranted through cancellation or modified without stockholder approval, if the effect of such amendment would be to reduce the Grant Price of such Option or SAR.
12.    Assignability. Unless otherwise determined by the Committee in the Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 12 shall be null and void.
13.    Adjustments.
(a)    The existence of this Plan and Awards granted pursuant to this Plan shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the shares of Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether or not of a similar character to the acts or proceedings enumerated above.

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Appendix A

(b)    Except as provided in this Section 13, the issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe for such shares or securities, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards granted hereunder.
(c)    In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number and kind of shares of Common Stock or other securities reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 4, (ii) the number and kind of shares of Common Stock or other securities covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) to the extent consistent with the requirements of Section 162(m), the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as the Board deems appropriate, in its sole discretion, to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Corporation, any consolidation or merger of the Corporation with another corporation or entity, the adoption by the Corporation of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make such adjustments as it determines, in its sole discretion, appropriate to (x) the number and kind of shares of Common Stock or other securities reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in Section 7 and (y)(i) the number and kind of shares of Common Stock or other securities covered by Awards, (ii) the Grant Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) to the extent consistent with the requirements of Section 162(m), the Stock Based Awards Limitations to reflect such transaction. In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment; (y) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation; or (z) to cancel Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the effective date of such event, which in the case of Options or SARs shall be the excess, if any, of the Fair Market Value of Common Stock on such date over the Grant Price of such Award. Any adjustment under this Section 13(c) need not be the same for all Participants.
(d)    The Board or the Committee shall have the authority to adjust Performance Goals applicable to Performance Awards under this Plan (either up or down) and the level of the Performance Award that a Participant may earn, if it determines that the occurrence of external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Corporation’s ability to meet them, including without limitation, events such as material acquisitions, changes in the capital structure of the Corporation, and extraordinary accounting changes. Performance Goals and Performance Awards shall be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such Performance Goals are established. In addition, the Committee shall have the right to adjust the vesting schedule of an award or otherwise to provide that an award shall vest upon a Non-Employee Director’s ceasing to serve on the Board or upon an Employee’s termination of employment, including by reason of death, Disability, layoff or other involuntary termination of employment (where an Award may be used to offset severance amounts otherwise payable or to provide additional severance, as the Board or Committee determines is appropriate).
(e)    Notwithstanding the foregoing: (i) any adjustments made pursuant to this Section 13 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in a manner that

MARATHON OIL | 2016 PROXY STATEMENT A - 12

Appendix A

is not intended to result in accelerated or additional tax to a Participant pursuant to Section 409A; (ii) any adjustments made pursuant to this Section 13 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A or (B) do not result in accelerated or additional tax to a Participant pursuant to Section 409A; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to this Section 13 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at its Grant Date to be subject thereto as of the Grant Date.
14.    Change in Control. Notwithstanding any other provisions of the Plan, and unless otherwise expressly provided in the applicable Award Agreement or in any deferral election agreement, in the event of a Participant’s involuntary termination of employment (if the Participant is an Employee) or service as a director (if the Participant is a Non-Employee Director) that occurs either prior to and in connection with or within 24 months following the effective date of a Change in Control, then immediately prior to such termination (i) each Award granted under this Plan to the Participant shall become vested and fully exercisable and any restrictions applicable to the Award shall lapse and (ii) if the Award is an Option or SAR, the Award shall remain exercisable until the expiration of the maximum term of the Award; provided, however, that with respect to any Stock Unit or Restricted Stock Unit or other Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A, the timing of settlement of such Award shall be in accordance with Section 17 hereof.
15.    Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Corporation shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. The Participant shall not exercise or settle any Award granted hereunder, and the Corporation or any Subsidiary shall not be obligated to issue any shares of Common Stock or make any payments under any such Award if the exercise of an Award or if the issuance of such shares of Common Stock or if the payment made will constitute a violation by the recipient or the Corporation or any Subsidiary of any provision of any applicable law or regulation of any governmental authority or any securities exchange on which the Common Stock is listed. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
16.    Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights to cash or Common Stock under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights to cash or Common Stock, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights to cash or Common Stock to be granted under this Plan. Any liability or obligation of the Corporation to any Participant with respect to an Award of cash, Common Stock or rights to cash or Common Stock under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.
17.    Section 409A. It is the intention of the Corporation that Awards granted under the Plan either (i) shall not be “nonqualified deferred compensation” subject to Section 409A or (ii) shall meet the requirements of Section 409A such that no Participant shall be subject to accelerated or additional tax pursuant to Section 409A in respect thereof, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly.

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Appendix A

Notwithstanding any other provision of the Plan to the contrary, if at the time of a Participant’s Separation from Service, the Participant is a “specified employee,” within the meaning of Section 409A (as determined by the Corporation in accordance with its uniform policy with respect to all arrangements subject to Section 409A), then any payments (whether in cash, shares of Common Stock, or other property) with respect to any Award that constitutes “nonqualified deferred compensation” subject to Section 409A that would otherwise be made upon a Participant’s termination or employment or Separation from Service shall be made no earlier than (A) the first business day that is more than six months following the Participant’s Separation from Service and (B) the Participant’s death. Further, any payments (whether in cash, shares of Common Stock, or other property) with respect to any Award that constitutes “nonqualified deferred compensation” subject to Section 409A that would otherwise be made upon a Change in Control (as defined herein) shall be delayed if such Change in Control fails to constitute a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code and shall be made upon the earliest of (A) the original payment or settlement date specified in the applicable Award Agreement, (B) the Participant’s Separation from Service and (C) the Participant’s death.
18.    Governing Law. This Plan and all determinations made and actions taken pursuant to this Plan, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.
19.    No Right to Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Corporation or a Subsidiary to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Corporation or any Subsidiary.
20.    Successors. All obligations of the Corporation under this Plan with respect to Awards granted under this Plan shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Corporation.
21.    Tax Consequences. Nothing in this Plan or an Award Agreement shall constitute a representation by the Corporation to a Participant regarding the tax consequences of any Award received by a Participant under this Plan. Although the Corporation may endeavor to (i) qualify a Performance Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment (e.g. under Section 409A), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or unavoidable tax treatment. The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.
22.    Non-United States Participants. The Committee may grant awards to persons outside the United States under such terms and conditions as may, in the judgment of the Committee, be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified vesting, exercise or settlement procedures and other terms and procedures. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Securities Exchange Act of 1934, the Code, any securities law, any governing statute, or any other applicable law.
23.    Effectiveness and Term. The Plan will be submitted to the stockholders of the Corporation for approval at the 2016 annual meeting of the stockholders shall be effective as of the date of such meeting; provided, however that the effectiveness of the Plan is subject to stockholder approval. No Award shall be made under the Plan ten years or more after such approval.

MARATHON OIL | 2016 PROXY STATEMENT A - 14

Marathon Oil Corporation 5555 San Felipe Street Houston, TX 77056

Marathon Oil Corporation

C/O SHAREHOLDER SERVICES
P.O. BOX 2069
HOUSTON, TX 77252-2069

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 24, 2016, for shares held by registered holders directly and 11:59 p.m. EDT on May 22, 2016, for shares held in the Marathon Oil Company Thrift Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 24, 2016, for shares held by registered holders directly and 11:59 p.m. EDT on May 22, 2016, for shares held in the Marathon Oil Company Thrift Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Marathon Oil Corporation, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717.

The Internet and telephone voting facilities will close at 11:59 p.m. EDT on May 24, 2016, for shares held by registered holders directly and at 11:59 p.m. EDT on May 22, 2016, for shares held in the Marathon Oil Company Thrift Plan.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E06028-P75438

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARATHON OIL CORPORATION

Your Board of Directors recommends you vote "FOR" Items 1a. through 1h.

1. Election of directors for a one-year term expiring in 2017

NOMINEES:		For	Against	Abstain
1a.	Gaurdie E. Banister, Jr.	☐	☐	☐
1b.	Gregory H. Boyce	☐	☐	☐
1c.	Chadwick C. Deaton	☐	☐	☐
1d.	Marcela E. Donadio	☐	☐	☐
1e.	Philip Lader	☐	☐	☐
1f.	Michael E.J. Phelps	☐	☐	☐
1g.	Dennis H. Reilley	☐	☐	☐
1h.	Lee M. Tillman	☐	☐	☐

	For	Against	Abstain
Your Board of Directors recommends you vote "FOR" Item 2			
2. Ratify the selection of PricewaterhouseCoopers LLP as our independent auditor for 2016.	☐	☐	☐
Your Board of Directors recommends you vote "FOR" Item 3			
3. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
Your Board of Directors recommends you vote "FOR" Item 4			
4. Approval of our 2016 Incentive Compensation Plan.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy; please note that you will continue to receive a proxy card for voting purposes only.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

2016 ANNUAL MEETING OF STOCKHOLDERS

ATTENDANCE CARD

You are cordially invited to attend the Annual Meeting of Stockholders on Wednesday, May 25, 2016.

(Please detach this card from your proxy card and bring it with you as identification. A map to the meeting site is inscribed on this card for your convenience. The use of an attendance card is for our mutual convenience; however, your right to attend without an attendance card, upon proper identification, is not affected.)

Sylvia J. Kerrigan
Secretary

(FOR THE PERSONAL USE OF THE NAMED STOCKHOLDER(S) ON THE BACK - NOT TRANSFERABLE.)

Beltway 8
BUSH INTERCONTINENTAL AIRPORT
MARATHON OIL TOWER
Katy Freeway
San Felipe Rd
Westheimer Rd
Houston
Eastex Freeway
Gulf Freeway
San Felipe
St. James Pl
Yorktown
Sage
McCue
Post Oak Blvd
Westheimer
W. Alabama
GALLERIA
610

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The 2016 Notice of Annual Meeting of Stockholders and Proxy Statement, the Letter to Stockholders and the 2015 Annual Report on Form 10-K are available at www.proxyvote.com.

(Proxy must be signed and dated on the reverse side. Please fold and detach card at perforation before mailing.)

E06029-P75438

Proxy and Voting Instruction Form

This Proxy and Voting Instruction is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders on May 25, 2016

For shares held by registered holders

The undersigned hereby appoints Dennis H. Reilley, Lee M. Tillman and John R. Sult, or any of them, proxies to vote as herein directed on behalf of the undersigned at the Annual Meeting of Stockholders of Marathon Oil Corporation on Wednesday, May 25, 2016, and at any meeting resulting from any adjournment(s) or postponement(s) thereof and upon all other matters properly coming before the Meeting, including the proposals set forth in the 2016 Notice of Annual Meeting and Proxy Statement for such Meeting with respect to which the proxies are instructed to vote as directed on the reverse side. **You are encouraged to specify your choice by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The proxies cannot vote the shares unless you sign and return the proxy card.**

For shares held in Marathon Oil Company Thrift Plan

These confidential voting instructions will only be shared with Fidelity Management Trust Company, as Trustee for the Marathon Oil Company Thrift Plan (the "Marathon Oil Plan"). The undersigned, as a participant in the Marathon Oil Plan, hereby directs the Trustee to vote the number of shares of Marathon Oil Corporation common stock credited to the undersigned's account under the Marathon Oil Plan at the Annual Meeting of Stockholders, and at any meeting resulting from any adjournment(s) or postponement(s) thereof, upon all subjects that may properly come before the meeting, including the matters described in the 2016 Notice of Annual Meeting and Proxy Statement. In the Trustee's discretion, it may vote upon such other matters as may properly come before the Meeting. **Your vote is confidential. The shares credited to the account will be voted as directed on the reverse side. If no direction is made, if the card is not signed, or if the card is not received by May 22, 2016, the shares credited to the account will not be voted. You cannot vote the shares in person at the Annual Meeting; the Trustee is the only one who can vote the shares.**

PROXY TO BE SIGNED AND DATED ON THE REVERSE SIDE